                                                              (CALAMOS(R) LOGO)

                                            PROSPECTUS June 27, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           CALAMOS(R) Total Return Bond Fund*

*Calamos Total Return Bond Fund may invest up to 100% of its net assets in derivative instruments.
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    Table of Contents


   CALAMOS TOTAL RETURN BOND FUND.................1

     FUND FACTS..................................18

     WHO MANAGES THE FUND?.......................18

     WHAT CLASSES OF SHARES DOES THE FUND
       OFFER?....................................19

     HOW CAN I BUY SHARES?.......................23

     HOW CAN I SELL (REDEEM) SHARES?.............25

     TRANSACTION INFORMATION.....................28

     DISTRIBUTIONS AND TAXES.....................31

     OTHER INFORMATION...........................32

   FINANCIAL HIGHLIGHTS..........................34

   FOR MORE INFORMATION..................back cover
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Calamos Total Return Bond Fund

WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?

Calamos Total Return Bond Fund's investment objective is to seek total return, consistent with preservation of capital and prudent investment management. The total return the Fund seeks consists of income earned on the Fund's investments, plus capital appreciation, if any.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings) in a diversified portfolio of fixed-income instruments of varying maturities, including derivative instruments with economic characteristics similar to such fixed income instruments. The Fund's dollar-weighted average portfolio duration normally varies within a range of three to six years based on the interest rate forecast of the investment adviser, CALAMOS ADVISORS LLC ("CALAMOS ADVISORS").
The Fund may invest in instruments issued by both U.S. and foreign issuers.

The Fund anticipates that it will invest in both investment grade debt securities and high yield debt securities, also known as junk bonds, rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies
("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), or if unrated, determined by CALAMOS ADVISORS to be of comparable quality. The Fund's investment in junk bonds will not exceed 25% of the Fund's net assets.

The Fund may invest all of its assets in derivative instruments to gain or reduce exposure to particular securities or segments of the fixed-income markets. The Fund typically uses derivatives with economic characteristics similar to fixed-income instruments in an effort to achieve more efficient economic exposures, similar to those it could achieve through the purchase and sale of fixed-income instruments. Derivative instruments with economic characteristics similar to fixed-income instruments include interest rate futures, interest rate swaps, forward foreign currency exchange contracts, foreign currency futures contracts, credit default swaps and credit default swap index securities, and options on those instruments. CALAMOS ADVISORS endeavors to predict if a derivative's underlying investment will increase or decrease at a future date. The Fund may also use derivatives as part of a strategy designed to reduce risk exposure and for leverage. When the Fund uses derivative instruments, it designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.
The various Derivative instruments that the Fund may use are discussed under "What are the Fund's principal investments?" in this prospectus and described in more detail in the Statement of Additional Information.

In selecting securities for the Fund, CALAMOS ADVISORS develops an outlook for key global interest rates, key central bank interest rates, currency exchange rates and key credit market spread levels. Analysis regarding the specific credit and call risks embedded in individual securities is also performed as are other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate, currency or maturity) varies based on CALAMOS
ADVISORS' outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

CALAMOS ADVISORS groups fixed-income instruments into the following sectors:
money market instruments; government, corporate and high yield debt securities;
mortgage-related and asset-backed securities; international fixed-income instruments; and derivative instruments with economic characteristics similar to fixed-income instruments. CALAMOS ADVISORS attempts to identify areas of the fixed-income market that are undervalued relative to the rest of the market.
Also, CALAMOS ADVISORS analyzes the historical and anticipated future correlations between these groups and group constituents in order to identify the optimal combination. Once investment opportunities are identified, CALAMOS
ADVISORS shifts assets among sectors and securities depending upon changes in both the investment outlook and the relative valuation of sectors and securities. There is no guarantee that CALAMOS ADVISORS' security selection techniques will produce the desired results.

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Calamos Total Return Bond Fund

The Fund's investment objective may not be changed without the approval of a "majority of outstanding" shares of the Fund, as defined in the Investment
Company Act of 1940, as amended (the "1940 Act"). The Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENTS?

Consistent with the Fund's principal investment strategies, the Fund may invest in fixed-income instruments, including derivative instruments with economic characteristics similar to such fixed-income instruments. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The derivatives in which the Fund invests have economic characteristics similar to that of fixed-income instruments and may be utilized to gain or reduce exposure to particular fixed-income instruments or segments of the fixed-income markets, to reduce risk exposure and for leverage. The Fund may invest in the derivative instruments discussed below. A more detailed description of these and other derivative instruments in which the Fund may invest is provided in the Statement of Additional Information under "Investment
Practices." The Fund will primarily invest in the following fixed-income instruments:

   - debt securities issued or guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises ("U.S.
     Government obligations");

   - corporate debt securities;

   - convertible and synthetic convertible instruments;

   - high yield debt securities;

   - preferred securities;

   - commercial paper;

   - floating rate securities;

   - inflation-indexed bonds;

   - structured notes and indexed securities;

   - mortgage-related and other asset-backed securities;

   - loan participations and assignments;

   - bank certificates of deposit, fixed time deposits and bankers' acceptances;

   - repurchase agreements;

   - stripped securities;

   - municipal bonds;

   - fixed-income instruments issued by governments or companies organized under the laws of a foreign country ("foreign securities") or less developed countries ("emerging market securities");

   - obligations of non-U.S. governments and international agencies;

   - foreign currencies;

   - swap agreements, forward contracts, futures contracts and option contracts.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S.
Government or its agencies, instrumentalities, or government-sponsored enterprises. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the

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full faith and credit of the U.S. Treasury (such as obligations of the
Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Export-Import Bank of the U.S.), (c) the obligations of the issuer (such as obligations of the Federal
National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation). The Fund may invest in both fixed and floating rate U.S. Government obligations.

CORPORATE DEBT SECURITIES. The Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may have the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

CONVERTIBLE INSTRUMENTS. Convertible instruments are primarily debt obligations and preferred stock that may be exchanged for an equity security at a predetermined price (the conversion price). Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. Certain convertible debt securities include a "put option," which entitles the Fund to sell the security to the issuer before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a "call" feature that allows the security's issuer to choose when to redeem the security. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a fixed-income instrument.

SYNTHETIC CONVERTIBLE INSTRUMENTS. A "synthetic" convertible instrument is designed to simulate the characteristics of a convertible security. CALAMOS
ADVISORS may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a convertible instrument, i.e., fixed-income securities ("fixed-income component," which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed-income bonds, preferred stocks and money market instruments.
The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund also may purchase synthetic convertible instruments created by other parties, typically investment banks. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security.
Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Also, synthetic convertible instruments may alter the characteristics of traditional convertible instruments by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features.

HIGH YIELD DEBT SECURITIES. The Fund may invest up to 25% of its net assets in high yield debt securities, also known as junk bonds. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody's or securities that are not rated but are considered by CALAMOS ADVISORS to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund's investment in

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Calamos Total Return Bond Fund

the security, CALAMOS ADVISORS would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

PREFERRED SECURITIES. Preferred securities represent an equity ownership in an issuer; however, they have characteristics of both fixed-income securities and common stock. They are like fixed-income instruments in that their promised income is contractually fixed, they have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer, and holders of preferred securities usually do not have voting rights. They are like common stock in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. They also have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred securities in some instances are convertible into common stock.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large certificates of deposit ("CDs") and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers that are rated by Moody's or S&P.

FLOATING RATE SECURITIES. Floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate securities and engage in credit spread trades. The interest rate on a floating rate security is expected to differ depending on the issuer and the market for the issuer's floating rate securities at the time of their issuance.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. In the case of municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.

STRUCTURED NOTES. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

INDEXED SECURITIES. The Fund may invest in indexed securities, the value of which is linked to interest rates, currencies, commodities, indices or other financial indicators ("reference instruments"). Indexed securities may provide for periodic interest payments to holders, or they may be structured as "zero coupon" instruments with no payments prior to maturity. They may be subject to a "cap" on the maximum principal amount, or a "floor" on the minimum principal amount, to be repaid on maturity. Indexed securities may be traded on an exchange or over-the-counter. Unlike other debt securities, the interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more reference instruments, such as a change in an inflation index or a change in the interest rate of the reference instrument compared with a fixed interest rate. The reference instrument need not be related to the terms of the debt security. An indexed security also may be positively or negatively indexed, so that its value may increase or decrease as the

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value of the reference instrument increases or decreases. Further, the change in the interest rate or the principal amount payable of an indexed security may be some multiple of the change (positive or negative) in the value of the reference instrument.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest all of its assets in mortgage-related and other asset-backed securities.
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund may invest in asset-backed securities, which represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). The Fund also may invest in collateralized debt obligations, which include collateralized bond obligations
("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities, which are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Loan participations and assignments typically are participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers or governmental borrowers, especially governments of developing countries. The loans underlying such participations and assignments may be secured or unsecured. The participations and assignments may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating-rate interest period on the underlying loan.

Bank CDs, Fixed Time Deposits and Bankers' Acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. CDs, fixed time deposits and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions that at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S.
Government.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. Repurchase agreements maturing in more than seven days are considered illiquid securities.

STRIPPED SECURITIES. Stripped securities are the separate income or principal components of a debt security. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury. Privately stripped government securities are created when a dealer deposits a U.S.
Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

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Calamos Total Return Bond Fund

MUNICIPAL BONDS. Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. The
Fund may invest in municipal lease obligations, securities issued by entities whose underlying assets are municipal bonds and residual interest bonds.
Residual interest bonds are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond.
The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee.

FOREIGN SECURITIES. The Fund may invest up to 35% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or company organized under the laws of a foreign country. The Fund may also invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts ("ADRs"), Global Depositary Receipts and
European Depositary Receipts. Investments in foreign securities represented by ADRs or guaranteed by a U.S. person are not counted toward the Fund's 35% limitation on investments in foreign securities. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

EMERGING MARKETS SECURITIES. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets.

OBLIGATIONS OF NON-U.S. GOVERNMENTS AND INTERNATIONAL AGENCIES. The Fund may invest in sovereign debt issued by non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises and in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development
Bank, the European Economic Community, and the European Investment Bank. The
Fund may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.

FOREIGN CURRENCIES. The Fund may invest directly in foreign currencies or in securities that it trades in, or receives revenues in, foreign currencies, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures.
Foreign currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors.

The Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate or "earmark" assets determined to be liquid by CALAMOS ADVISORS to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

SWAP AGREEMENTS. In a swap, the Fund and another party exchange their respective commitments to pay each other floating or fixed rates of interest, in the case of an interest rate swap, or credit exposure of fixed-income instruments in the case of a credit default swap. The Fund will invest in swaps, such as:

   Interest Rate Swaps. An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency);
   basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). In the case of a coupon swap, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional

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   amount. If interest rates rise, resulting in a diminution in the value of the
   Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

   Credit Default Swaps. In the case of a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (including default or restructuring) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security) or by cash settlement of the transaction. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

   Credit Default Swap Index Securities. A credit default swap index security is a swap contracts based on baskets or indices of securities. This family of indices is comprised of baskets of credit derivatives that are representative of certain market segments such as North American investment grade, high volatility investment grade, non-investment grade, as well as emerging markets. Credit default swaps of individual reference entities are selected for inclusion in the indices based on rating requirements and liquidity requirements. A credit default swap index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the "equity tranche" as it has exposure to the first losses experienced in the basket.
   The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value.

   Swap Options. A swap option is a contract that gives a counterparty the right
   (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.
   The Fund may write (sell) and purchase put and call swap options.

FORWARD CONTRACTS. A forward contract is an agreement to purchase or sell a specified security at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are generally purchased or sold in over-the-counter transactions. The Fund will invest in forward contracts, such as:

   Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily. A forward foreign currency exchange contract reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the Fund's value is similar to selling securities denominated in one currency and purchasing securities denominated in another currency.

FUTURES CONTRACTS. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon an index, there price is typically set through a futures exchange and no physical delivery of securities is made. A clearing corporation or

                                                  PROSPECTUS   June 27, 2007   7
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exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund will invest in futures contracts, such as:

  Interest Rate Futures Contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Either party could also enter into an offsetting contract to close out the position. The value of interest rate futures rises and falls inversely with changes in interest rates.

  Foreign Currency Futures Contracts. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The
  Fund may use currency futures for the same purposes as currency forward contracts, subject to limitations imposed by the Commodity Futures Trading
  Commission.

OPTION CONTRACTS. An option is the right to buy or sell a security, instrument or index based on an agreed upon price at a specified time. The Fund may purchase and sell put and call options on securities, instruments (such as the derivative instruments discussed above) or indices traded on U.S. or foreign exchanges or in the OTC market. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS THAT APPLY TO AN INVESTMENT IN THE FUND?

This prospectus describes the risks you may face as an investor in the Fund. It is important to keep in mind that generally investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to minimize the effects of down periods. As with any security, the value of your investment will fluctuate over time and it is possible to lose money.

MARKET RISK. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

MARKET DISRUPTION RISK. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. CALAMOS ADVISORS cannot predict the effects of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by those events than other types of securities in terms of price and volatility.

INVESTMENT MANAGEMENT RISK. Whether the Fund achieves its investment objective is significantly impacted by whether CALAMOS ADVISORS is able to choose suitable investments for the Fund.

FIXED-INCOME INSTRUMENTS RISKS. All fixed-income instruments generally are subject to the following risks.

  Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decrease in value when nominal interest rates rise and increase in value when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

  Credit Risk. If a security held by the Fund declines in credit quality or the issuer defaults on its payment of principal or interest, the value of the security is likely to decline.

  Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

 8  CALAMOS TOTAL RETURN BOND FUND

                                                  Calamos Total Return Bond Fund

  Call Risk. Call risk is the chance that during periods of falling interest rates, an issuer will "call" or repay its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

  Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

  Inflation Risk. Inflation risk is a risk to investors who invest in fixed-income instruments because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

Certain fixed-income instruments also are subject to additional risks that are particular to those instruments. Those risks are discussed below.

DERIVATIVES RISKS. Among the principal risks discussed in this prospectus to which derivatives are subject are market risk, credit risk, investment management risk, liquidity risk and leverage risk. In addition, the use of derivatives also presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The following discussion indicates how the risks delineated above apply specifically to derivatives:

  Market Risk. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified.

  Investment Management Risk. The successful use of derivative instruments depends upon a variety of factors, particularly CALAMOS ADVISORS' ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect CALAMOS ADVISORS' judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, CALAMOS ADVISORS will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

  Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that CALAMOS ADVISORS reasonably believes are capable of performing under the contract.

  Correlation Risk. Correlation risk is the risk that there may be imperfect or even no correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset. With respect to derivatives being used for hedging purposes, correlation risk refers to the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

                                                  PROSPECTUS   June 27, 2007   9

Calamos Total Return Bond Fund

  Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

  Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate or "earmark" assets as discussed below.

  Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, CALAMOS ADVISORS may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

  Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

  Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

  Risk of Mispricing or Improper Valuation. Many derivatives (in particular privately negotiated derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

  Use of Segregated and Other Special Accounts. The use of segregated and other special accounts by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the

 10 CALAMOS TOTAL RETURN BOND FUND

                                                  Calamos Total Return Bond Fund

  extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the board of trustees. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, the Fund may be forced to buy or sell a security at a disadvantageous time or price.

U.S. GOVERNMENT AGENCY RISK. Although some of the obligations in which the Fund invests are backed by the full faith and credit of the U.S. Government, some obligations issued by U.S. Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to those agencies or instrumentalities, and securities issued by those agencies or instrumentalities may default on principal and interest payments.

CONVERTIBLE INSTRUMENTS RISK. The value of a convertible instrument is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." A convertible security's investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security's investment value increases as prevailing interest rate levels decline.

A convertible security's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security's conversion value tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases. As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock.

In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders. Consequently, the issuer's convertible securities entail less risk than its common stock.

SYNTHETIC CONVERTIBLE INSTRUMENTS RISK. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

HIGH YIELD DEBT SECURITIES RISK. High yield debt securities, or junk bonds, are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in high yield debt securities involves greater investment risk than investment in higher-quality instruments, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

                                                  PROSPECTUS   June 27, 2007  11

Calamos Total Return Bond Fund

PREFERRED SECURITIES RISK. Preferred Securities are subject to general fixed-income instruments risks. In addition, certain preferred securities contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of "non-cumulative" preferred securities) or defer distributions (in the case of "cumulative" preferred securities). If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income from that security. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods. Preferred securities are subordinated to bonds and other fixed-income instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those fixed-income instruments.

COMMERCIAL PAPER RISK. Investments in commercial paper are subject to general fixed-income securities risk and the risk that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price. In addition, because commercial paper is unsecured, it is subject to credit risk to a greater extent than secured instruments.

FLOATING RATE SECURITIES RISK. Although floaters provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

INFLATION-INDEXED BONDS RISK. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. For inflation-indexed bonds that do not provide a guarantee on the repayment of the original bond principal upon maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Inflation-indexed bonds decline in value when real interest rates rise. When real interest rates increase faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed-income securities with similar durations.

STRUCTURED NOTES RISK. Where the Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

INDEXED SECURITIES RISK. In addition to the credit risk of the security's issuer or counterparty and the normal risks of price fluctuations in response to changes in interest rates, the interest rate or principal amount of indexed securities may decrease, sometimes substantially, as a result of changes in the value of the reference instruments. Further, indexed securities may be more volatile than the reference instruments, particularly those that are negatively indexed to the reference instrument and those that are based on a multiple of the change in the value of the reference instrument. Because it is common for indexed securities to be individually negotiated with the issuer, such securities also tend to be less liquid than other debt securities and may be more difficult to value.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. In addition to general fixed-income instruments risks, mortgage-related and asset-backed securities are subject to extension risk and prepayment risk.

  Extension Risk. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

  Prepayment Risk. When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected.
 12 CALAMOS TOTAL RETURN BOND FUND

                                                  Calamos Total Return Bond Fund

  In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

LOAN PARTICIPATIONS AND ASSIGNMENT RISK. In addition to fixed-income instruments risks, loan participations and assignments involve liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

COUNTERPARTY RISK. A repurchase agreement exposes the Fund to the risk that the counterparty to the transaction may go bankrupt or default on its obligation. In the event of a bankruptcy or other default of the counterparty to a repurchase agreement, the Fund could experience both delays in liquidating the collateral and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels or lack of access to income during this period; and
(c) expenses of enforcing its rights. CALAMOS ADVISORS seeks to reduce this risk by monitoring the creditworthiness of parties with whom the Fund enters into repurchase agreements. The value of the securities held as collateral is also monitored throughout the holding period to ensure that the securities are at least equal in value to the total amount of the repurchase obligations, including accrued interest.

STRIPPED SECURITIES RISK. Stripped securities are subject to general fixed-income instruments risks, although stripped securities may be more volatile. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings. In addition, the value of certain types of stripped securities may move in the same direction as interest rates.

MUNICIPAL BONDS RISK. The ability of an issuer of a municipal bond to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. The risks associated with investment in municipal bonds are amplified for lower rated municipal bonds than higher quality municipal bonds. Additionally, the market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

FOREIGN SECURITIES RISK. There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

EMERGING MARKETS RISK. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability.

The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

RISKS OF INVESTMENT IN OBLIGATIONS OF NON-U.S. GOVERNMENTS. An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices

                                                  PROSPECTUS   June 27, 2007  13

Calamos Total Return Bond Fund

of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

CURRENCY RISK. When the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency-denominated instruments may reduce the Fund's returns. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

TAX RISK. The federal income tax treatment of convertible securities and other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service ("IRS"). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules.

WHAT ARE THE FUND'S OTHER SIGNIFICANT INVESTMENTS AND INVESTMENT-RELATED ACTIVITIES?

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund's securities lending agent monitors, and reports to CALAMOS ADVISORS on, the creditworthiness of the firms to which the Fund lends securities. Although not a principal investment strategy, the Fund may engage in securities lending to a significant extent.

RULE 144A SECURITIES. The Fund may invest in securities that typically are issued and sold through transactions under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund's assets invested in illiquid securities would increase.

 14 CALAMOS TOTAL RETURN BOND FUND

                                                  Calamos Total Return Bond Fund

Typically, the Fund purchases Rule 144A Securities only if CALAMOS ADVISORS has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." Due to the nature of the Fund's investments, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Engaging in active and frequent trading of securities may result in a higher than average frequency of realization of capital gains and greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestment of securities. Such sales may also result in the greater realization of short-term capital gains (which are taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates) and may adversely impact the Fund's performance. It is possible that by engaging in active and frequent trading, the Fund may distribute sizable taxable gains to its shareholders, regardless of the Fund's net longer term performance. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance and lower the Fund's effective return for investors.

OTHER INVESTMENTS AND TECHNIQUES. The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

                                                  PROSPECTUS   June 27, 2007  15

Calamos Total Return Bond Fund

HOW HAS THE FUND PERFORMED IN THE PAST?

Performance information has not been presented for the Fund because the Fund has not been in existence for at least one calendar year.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                   CLASS A
                                                                                 CLASS B       CLASS C
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
------------------------------------------------------------
   Maximum Sales Charge (Load) on Purchases (as a percentage
   of offering price)                                                3.75%         None          None
------------------------------------------------------------
   Maximum Deferred Sales Charge (Load) (as a percentage of
   the lesser of the redemption price or offering price)             0.50%(1)      3.50%(2)      1.00%(3)
------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions                                           None          None          None
------------------------------------------------------------
   Redemption Fee on Shares Held Seven Days or Less (as a
   percentage of amount redeemed)(4)                                 2.00%         2.00%         2.00%
------------------------------------------------------------
   Exchange Fee                                                      None          None          None
------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
 ASSETS):
------------------------------------------------------------
   Management Fees                                                   0.55%         0.55%         0.55%
------------------------------------------------------------
   Distribution and/or Service Fees (12b-1)                          0.25%         1.00%         1.00%
------------------------------------------------------------
   Other Expenses(5)                                                 0.74%         0.74%         0.74%
------------------------------------------------------------
   Total Annual Operating Expenses(6)                                1.54%         2.29%         2.29%
------------------------------------------------------------

 16 CALAMOS TOTAL RETURN BOND FUND

                                                  Calamos Total Return Bond Fund

EXAMPLES:
The two following examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows an investment made and held for one year and three years. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The second example assumes you did not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for reimbursement of annual operating expenses in the first year, if applicable. The reimbursement of annual operating expenses is not considered when calculating expenses for subsequent years. Your actual costs may be greater or less than those shown below.

 EXAMPLE OF FUND EXPENSES
 You would pay the following expenses if you redeemed your shares at the end of the period:

                                                                   ONE YEAR       THREE YEARS
 Class A                                                             $484            $803
------------------------------------------------------------
 Class B(7)                                                           539             875
------------------------------------------------------------
 Class C(8)                                                           289             675
------------------------------------------------------------

 You would pay the following expenses if you did not redeem your shares:

                                                                   ONE YEAR       THREE YEARS
 Class A                                                             $484            $803
------------------------------------------------------------
 Class B                                                              189             675
------------------------------------------------------------
 Class C                                                              189             675
------------------------------------------------------------

 (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

 (2) The maximum contingent deferred sales charge is imposed on shares redeemed in the first year. For shares held longer than one year, the contingent deferred sales charge declines according to the schedule set forth under "Fund Facts -- Class B shares" and "Fund Facts -- Class C shares."

 (3) The contingent deferred sales charge on Class C shares is imposed only on shares redeemed in the first year.

 (4) The redemption fee may be waived in certain circumstances as described under "Fund Facts -- How can I sell (redeem) shares?"

 (5) Other Expenses are based on estimated amounts for the current fiscal year.

 (6) CALAMOS ADVISORS has contractually agreed to reimburse Fund expenses through February 29, 2008 to the extent necessary so that Total Annual Operating Expenses after any such reimbursement do not exceed certain limits. After such date, the expense limitation may be terminated or revised. The Fund's net expenses after such reimbursement are shown below.

                                                                   CLASS A       CLASS B       CLASS C
   Total Annual Operating Expenses Net of Reimbursement              0.90%         1.65%         1.65%
   --------------------------------------------------------------------------------------------------------

 (7) The contingent deferred sales charge was applied as follows: 1 year (3.50%) and 3 years (2.00%).

 (8) The contingent deferred sales charge was applied as follows: 1 year (1.00%) and 3 years (0.00%).

                                                  PROSPECTUS   June 27, 2007  17

FUND FACTS

WHO MANAGES THE FUND?

The Fund's investments are managed by CALAMOS ADVISORS, 2020 Calamos Court, Naperville, IL. CALAMOS ADVISORS is an indirect subsidiary of CALAMOS ASSET MANAGEMENT, INC., whose voting shares are majority-owned by CALAMOS FAMILY PARTNERS, INC., which is controlled by John P. Calamos, Sr. and the Calamos family.

Subject to the overall authority of the board of trustees, CALAMOS ADVISORS provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays CALAMOS ADVISORS a fee based on its average daily net assets that is accrued daily and paid on a monthly basis at the annual rate of 0.55% on the first $500 million, 0.53% on the next $500 million, 0.51% on the next $5 billion (over $1 billion to $6 billion), 0.49% on the next $5 billion (over $6 billion to $11 billion), 0.48% on the next $5 billion (over $11 billion to $16 billion), 0.47% on the next $5 billion (over $16 billion to $21 billion), 0.46% on the next $5 billion (over $21 billion to $26 billion), and 0.45% on average daily net assets in excess of $26 billion.

CALAMOS ADVISORS has contractually agreed to limit the Fund's annual ordinary operating expenses as a percentage of the average net assets of the particular class of shares, to 0.90% for Class A shares, 1.65% for Class B shares and 1.65% for Class C shares. For purposes of that agreement, operating expenses do not include dividend expense on short positions. This agreement is binding on CALAMOS ADVISORS through February 29, 2008.

On May 16, 2007, the board of trustees unanimously approved the Fund's management agreement. A discussion regarding the basis for the approval by the board of trustees of the Fund's management agreement will be included in the CALAMOS FAMILY OF FUNDS annual report to shareholders for the fiscal year ending October 31, 2007.

TEAM APPROACH TO MANAGEMENT. CALAMOS ADVISORS employs a team approach to portfolio management, with teams comprised generally of the Co-Chief Investment Officers (the "Co-CIOs"), directors, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members generally may make trading decisions guided by the Fund's investment objective and strategy.

While day-to-day management of the portfolio is a team effort, the Director of Fixed Income, along with the Co-CIOs, has primary and supervisory responsibility for the Fund and works with all team members in developing and executing the Fund's investment program. Each is further identified below.

John P. Calamos, Sr., Co-CIO of CALAMOS ADVISORS, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and chairman, CEO and Co-CIO of CALAMOS ADVISORS and its predecessor company.

Nick P. Calamos, Co-CIO of CALAMOS ADVISORS, also generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. During the past five years, Nick P. Calamos has been Vice President and Trustee (through June 2006) of the Trust and Senior Executive Vice President and Co-CIO of CALAMOS ADVISORS and its predecessor company.

Matthew Toms, Senior Vice President and Director of Fixed Income at CALAMOS ADVISORS (as of March 2007) has 13 years of experience in fixed-income portfolios across multiple strategies, including Core, Core Plus, High Yield and Global Bond Portfolios. Prior to joining Calamos, Mr. Toms was with The Northern Trust Company where since 2003 he led the Taxable Fixed Income Portfolio Management team in Chicago. In this capacity he was responsible for the

 18 CALAMOS TOTAL RETURN BOND FUND

                                                                      FUND FACTS

generation and implementation of investment strategies across all sectors of the global bond markets. Prior to this, Mr. Toms was on assignment in London and was responsible for the management of Global Credit Portfolios. Before joining Northern Trust in 2000, Mr. Toms was with Lincoln Financial Group where he was responsible for domestic and international credit analysis and portfolio management. Mr. Toms has a BBA degree with an emphasis in Finance from the University of Michigan and is a Charterholder of the Chartered Financial Analysts Institute.

The Fund's Statement of Additional Information provides additional information about the team leaders, their ownership in the CALAMOS FAMILY OF FUNDS and their compensation.

WHAT CLASSES OF SHARES DOES THE FUND OFFER?

This prospectus offers three classes of shares of the Fund: Class A, Class B and Class C shares. Class I shares and Class R shares, which have different expense structures, are offered by a supplement to this prospectus. The different classes of Fund shares are investments in the same portfolio of securities, but each class of shares has different expenses and will likely have different net asset values ("NAVs"). The main differences among Class A, Class B and Class C shares lie primarily in their initial and contingent deferred sales charge structures and their distribution fees. Class A shares generally bear an initial sales charge at the time of purchase, while Class B shares and Class C shares generally bear a contingent deferred sales charge at the time of redemption. All three share classes bear distribution and/or service fees.

CLASS A SHARES

The offering price for Class A shares is the NAV per share plus an initial sales charge. The maximum sales charge is 3.75% of the offering price. The sales charge varies depending on the amount of your purchase, as follows:


                                                                                    SALES CHARGE
                                                                      AS A % OF                  AS A % OF
                                                                     NET AMOUNT INVESTED         OFFERING PRICE
 Less than $50,000                                                          3.90%                     3.75%
------------------------------------------------------------
 $50,000 but less than $100,000                                             3.36                      3.25
------------------------------------------------------------
 $100,000 but less than $250,000                                            2.56                      2.50
------------------------------------------------------------
 $250,000 but less than $500,000                                            1.52                      1.50
------------------------------------------------------------
 $500,000 but less than $1,000,000                                          1.01                      1.00
------------------------------------------------------------
 $1,000,000 or more*                                                        None                      None

 * Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

Class A shares also have a 0.25% distribution (12b-1) fee. See "Distribution and service (Rule 12b-1) plan" for more information about distribution fees.

HOW CAN I REDUCE SALES CHARGES FOR CLASS A PURCHASES?

As the table above shows, the larger your investment, the lower your initial sales charge on Class A shares. Each investment threshold that qualifies for a lower sales charge is known as a "breakpoint." You may be able to qualify for a breakpoint on the basis of a single purchase or by aggregating the amounts of more than one purchase in the following ways:

RIGHTS OF ACCUMULATION

You may combine the value at the current public offering price of Class A, B and C shares of any Funds within the CALAMOS FAMILY OF FUNDS and Prime Obligations Shares (discussed below) already owned with a new purchase of Class A shares of any Fund within the CALAMOS FAMILY OF FUNDS to reduce the sales charge on the new purchase.

                                                  PROSPECTUS   June 27, 2007  19

FUND FACTS

Then, the sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your current and new investment.

STATEMENT OF INTENTION

Under a letter of intent, you may purchase additional Class A shares of any Fund within the CALAMOS FAMILY OF FUNDS over a 13-month period and receive the same sales charge as if you had purchased all the shares at once. A letter of intent does not obligate you to purchase or sell additional Class A shares. See the Statement of Additional Information for more information about letters of intent.

$1,000,000 PURCHASE ORDER

You may purchase the Fund's Class A shares at the NAV without a sales charge provided that the total amount invested in Class A shares of all Funds within the CALAMOS FAMILY OF FUNDS totals at least $1,000,000. With a $1,000,000 purchase order, you may pay a contingent deferred sales charge of 0.50% on shares that are sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions. See "Contingent deferred sales charges" for more information about contingent deferred sales charges.

WHAT ACCOUNTS ARE ELIGIBLE FOR REDUCED SALES CHARGES ON CLASS A SHARES?

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include:

   - Individual accounts    - Joint accounts    - Certain IRA accounts

For the purpose of obtaining a breakpoint discount, members of your "immediate family" include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own CALAMOS FAMILY OF FUNDS shares.

WHO MAY PURCHASE CLASS A SHARES WITHOUT A SALES CHARGE?

Any of the following investors may purchase Class A shares of the Fund at NAV, with no initial sales charge:

(a) any investor buying shares through a wrap account or other investment program whereby the investor pays the investment professional directly for services;

(b) any investor buying Class A shares by exchanging Prime Obligation Shares (discussed below) previously purchased through the exchange privilege if purchases of those Prime Obligation Shares have previously incurred a sales charge;

(c) any investor buying shares through a qualified employee benefit plan where such plan has at least $1,000,000 in assets or 100 employees, or where the administrator for such plan acts as the administrator for qualified employee benefit plans with assets of at least $1,000,000;

(d) any company exchanging shares with a Fund pursuant to a merger, acquisition or exchange offer;

(e) any investor, including any investment company, that has entered into an investment advisory agreement or other arrangements with CALAMOS ADVISORS or its affiliates;

(f) any insurance company separate account;

 20 CALAMOS TOTAL RETURN BOND FUND

                                                                      FUND FACTS

(g) any current or retired trustee of the Trust, or other registered investment company where CALAMOS ADVISORS acts as the sole investment adviser; or any associated trust, person, profit sharing or other benefit plan of such current or retired trustee;

(h) any employee of CALAMOS FINANCIAL SERVICES LLC, the Fund's distributor ("CFS"), its affiliates or an entity with a selling group agreement with CFS and its employees; and

(i) any member of the immediate family of a person qualifying under (g) or (h), including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.

In addition, Class A shares redeemed from the Fund within the previous 60 days may be reinvested in Class A shares of that Fund at NAV without a sales charge.

HOW DO I OBTAIN A BREAKPOINT DISCOUNT OR PURCHASE CLASS A SHARES WITHOUT A SALES CHARGE?

The steps to obtain a breakpoint discount depend on how your account is maintained with the CALAMOS FAMILY OF FUNDS. To obtain any of the breakpoint discounts described above, you must notify us or your financial advisor at the time you purchase shares of each eligible account you or a member of your immediate family maintains. For example, if an initial investment that was less than $1,000,000 grows to over $1,000,000, you must tell us or your financial advisor that you qualify to purchase Class A shares without an initial sales charge when you make a subsequent investment. IF YOU DO NOT LET US OR YOUR FINANCIAL ADVISOR KNOW OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. If you make your investment through a financial advisor, it is solely your financial advisor's responsibility to ensure that you receive discounts for which you are eligible, and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by us or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, you will need to provide the foregoing information to us at the time you purchase shares. Additional information regarding sales loads and discounts applicable to us may be found in the Fund's Statement of Additional Information, which can be obtained on CALAMOS ADVISORS' website at www.calamos.com.

CLASS B SHARES

The offering price for Class B shares is the NAV per share with no initial sales charge. However, the Fund pays an aggregate distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class B shares are somewhat higher compared to Class A shares, which pay an aggregate 0.25% distribution fee. After eight years, measured from the first day of the month in which you purchased the shares, Class B shares automatically convert to Class A shares, which means lower annual expenses from the ninth year on. Class B shares have a contingent deferred sales charge that declines over the years you own shares, and terminates completely after six years of ownership, measured from the first day of the month in which the shares were purchased. For any shares you sell within those six years, you may be charged at the following rates:


 YEAR AFTER YOU BOUGHT SHARES                                      CONTINGENT DEFERRED SALES CHARGE
 First year                                                                      3.50%
------------------------------------------------------------
 Second year                                                                     2.75
------------------------------------------------------------
 Third or fourth year                                                            2.00
------------------------------------------------------------
 Fifth year                                                                      1.25
------------------------------------------------------------
 Sixth year                                                                      0.50

                                                  PROSPECTUS   June 27, 2007  21

FUND FACTS

No order for Class B shares of any Fund may exceed $100,000.

CLASS C SHARES

The offering price for Class C shares is the NAV per share with no initial sales charge. However, the Fund pays an aggregate distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class C shares are somewhat higher compared to Class A shares.

Class C shares have a contingent deferred sales charge of 1.00% for any shares redeemed within one year of purchase. Class C shares have a lower contingent deferred sales charge than Class B shares, but Class C shares DO NOT convert to Class A shares. No order for Class C shares of any Fund may exceed $1,000,000.

PRIME OBLIGATIONS SHARES

If you wish to exchange your shares of the Fund for shares of a money market fund, you may exchange them for shares of the Prime Obligations Fund, a money market portfolio of First American Funds ("Prime Obligations Shares"). Class A, Class B and Class C shares of the Fund may be exchanged for Class A, Class B and Class C Prime Obligations Shares, respectively. Prime Obligations Shares are offered by a separate prospectus and are not offered by the Fund. If you should redeem (and not exchange) your Prime Obligations Shares, you would pay the applicable contingent deferred sales charge percentage. For a prospectus and more complete information on Prime Obligations Shares, including management fees and expenses, please call 800.823.7386. Please read the prospectus relating to Prime Obligations Shares carefully.

DISTRIBUTION AND SERVICE (RULE 12B-1) PLAN

The Fund has a Distribution and Service Plan or "12b-1 Plan." Under the plan, Class A shares pay a distribution and/or service fee in the aggregate annual rate of 0.25% of the average daily net assets of the class. Class B and Class C shares pay a service fee of 0.25% and a distribution fee of 0.75%. Since the Fund's assets are used to pay 12b-1 fees on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders of Class C shares eventually may pay more than the economic equivalent of the maximum initial charges permitted by the National Association of Securities Dealers, Inc. (the "NASD").

CONTINGENT DEFERRED SALES CHARGE

Any contingent deferred sales charge is based on the lesser of the redemption price or purchase price of the Fund shares. For purposes of determining a contingent deferred sales charge, Fund shares are considered sold on a first-in, first-out basis. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information about the contingent deferred sales charge.

WHICH CLASS OF SHARES SHOULD I PURCHASE?

The decision as to which class of shares you should purchase depends on a number of factors, including the amount and intended length of your investment. An investor making an investment that qualifies for reduced sales charges might consider Class A shares. An investor who prefers not to pay an initial sales charge and who plans to hold the investment for more than eight years might consider Class B shares. An investor who prefers not to pay an initial sales charge, but who plans to redeem the shares within eight years might consider Class C shares. For more information about the three share classes, consult your financial advisor or call us toll free at 800.823.7386. Please note that financial services firms may receive different compensation depending upon which class of shares they sell.

WHAT IS THE MINIMUM AMOUNT I CAN INVEST IN THE FUND?

The minimum initial investment for Class A shares, Class B shares and Class C shares of the Fund is $2,500. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500. The minimum

 22 CALAMOS TOTAL RETURN BOND FUND

                                                                      FUND FACTS

subsequent investment in the Fund is $50. The Fund may not waive or reduce the minimum initial or subsequent investment requirement, except for any omnibus account of any financial intermediary with whom CALAMOS ADVISORS has entered into an agreement, including profit sharing or pension plans, Section 401(k) plans and Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations.

HOW CAN I BUY SHARES?

You may buy shares of the Fund by contacting us, your financial advisor or the broker-dealer that gave you this prospectus. Your financial advisor or another intermediary may charge for its services. You may purchase shares from us directly without any additional charges other than those described above. When you buy shares, be sure to specify whether you want Class A, Class B or Class C shares.

The offering price for shares will be the NAV per share next computed after receipt by the Fund's transfer agent of your purchase order in good form on any day the New York Stock Exchange (the "NYSE") is open for trading. Generally, if you place your order by 4:00 p.m. Eastern time, you will receive that day's offering price. Orders placed after 4:00 p.m. Eastern time will receive the following business day's offering price.

We generally do not sell Fund shares to investors residing outside the U.S., Guam, Puerto Rico and the U.S. Virgin Islands, even if they are U.S. citizens or lawful permanent residents of the U.S. We will sell shares to investors residing outside the U.S. if they have U.S. military APO or FPO addresses.

Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates. You may buy shares using the following methods:

BY MAIL

You may purchase shares of the Fund by sending a check payable to the CALAMOS FAMILY OF FUNDS, along with a completed account application to the Fund's transfer agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. A subsequent investment may be made by detaching the stub from your account statement and sending it with your check in the envelope provided with your statement. All checks must be drawn on a U.S. bank in U.S. funds. The Fund will not accept cashier's checks in amounts less than $10,000. To prevent check fraud, the Fund will not accept Treasury checks, credit card checks, traveler's checks, starter checks or checks written by third parties for the purchase of shares. The Fund also will not accept money orders for the purchase of shares. A $25 charge will be imposed if any payment submitted for investment is returned, and the investor may be responsible for any loss sustained by the Fund. If you purchase shares by check or by electronic funds transfer via the Automatic Clearing House ("ACH") Network, and redeem them shortly thereafter, payment may be delayed until the transfer agent is reasonably assured that the check has been collected, which may take 15 days.

BY TELEPHONE

Once you have established an account, you may make subsequent purchases of $50 or more over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your account at a financial institution that is an ACH member. The Fund will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day. To permit telephone purchases, you must authorize telephone purchases on your account application. Call us at 800.823.7386 to purchase shares by telephone or to obtain an account application with the telephone purchase option. If you did not authorize telephone purchases on your original account application, you may request telephone purchases by submitting a request to the Fund's transfer agent, in writing along with a voided check, at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

                                                  PROSPECTUS   June 27, 2007  23

FUND FACTS

The Fund may modify or terminate the ability to purchase shares by telephone at any time, or from time to time, without notice to shareholders. If your order to purchase shares of the Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund. The Fund and its transfer agent will be liable for losses resulting from unauthorized telephone purchases only if the Fund does not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

BY WIRE

You may purchase shares by wiring funds from your bank. To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver by overnight mail your account application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. Your application must include the name of the Fund you are purchasing, your account number and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

CREDIT:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

FURTHER CREDIT:

(Total Return Bond Fund)

(account registration)

(account number)

Before sending any wire, please advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Neither the Fund nor the transfer agent is responsible for delays in the Federal Reserve wire system.

BY EXCHANGE

You may exchange Class A shares of the Fund for Class A shares of another Fund in the CALAMOS FAMILY OF FUNDS with no sales charge. You may exchange Class B shares and Class C shares of the Fund for Class B shares and Class C shares of another Fund, respectively, in the CALAMOS FAMILY OF FUNDS with no contingent deferred sales charge. You also may exchange any class of shares of the Fund for Prime Obligation Shares (discussed above). The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Fund being purchased. You may exchange your shares by writing to us at the CALAMOS FAMILY OF FUNDS, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone exchange on your account application, you may also exchange your shares by calling us at 800.823.7386. An exchange may also be made by instructing your financial advisor, who will communicate your instruction to us.

 24 CALAMOS TOTAL RETURN BOND FUND

                                                                      FUND FACTS

AN EXCHANGE TRANSACTION IS CONSIDERED A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privileges of any investor who appears to be engaged in short-term or excessive trading. Although an investor may be precluded from utilizing the exchange privilege, an investor's ability to redeem shares of the Fund for cash will not be affected.

BY AUTOMATIC BANK DRAFT PLAN

If you own shares of the Fund, you may purchase additional shares of the Fund periodically through the Automatic Bank Draft Plan. Under the Plan, after your initial investment, you may authorize the Fund to withdraw from your bank checking or savings account an amount that you wish to invest, which must be $50 or more. Your financial institution must be a member of the ACH Network to participate. If you wish to enroll in this Plan, complete the appropriate application form. To obtain the form, call 800.823.7386. The Plan is not available to clients of financial advisors that offer similar investment services. The Fund may terminate or modify this privilege at any time. You may change your withdrawal amount or terminate your participation in the Plan at any time by notifying us by telephone or in writing at least five business days prior to the effective date of the next transaction. A request to change bank information for this Plan requires a signature guarantee. A $25 charge will be imposed if your bank rejects your payment.

HOW CAN I SELL (REDEEM) SHARES?

You may redeem shares of the Fund by contacting us or your intermediary. Your intermediary may charge for its services. You may redeem shares from us directly without any additional charges other than those described below.

ONCE YOUR INSTRUCTION TO SELL FUND SHARES HAS BEEN RECEIVED, YOU MAY NOT CANCEL OR REVOKE YOUR REQUEST. IT IS, THEREFORE, VERY IMPORTANT THAT YOU CALL US IF YOU HAVE ANY QUESTIONS ABOUT THE REQUIREMENTS FOR SELLING SHARES BEFORE SUBMITTING YOUR REQUEST.

THROUGH YOUR BROKER-DEALER (CERTAIN CHARGES MAY APPLY)

Shares held for you in your broker-dealer's name must be sold through the broker-dealer.

BY WRITING TO THE FUND'S TRANSFER AGENT

When your shares are held for you by the Fund's transfer agent, you may sell your shares by sending a written request to: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. Your redemption request must:

1. specify the Fund, your account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2. be signed by all owners exactly as their names appear on the account; and

3. for each signature on the redemption request, include a signature guarantee, if necessary.

In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

                                                  PROSPECTUS   June 27, 2007  25

FUND FACTS

BY TELEPHONE

If you have elected the telephone redemption privilege, you may redeem your shares by telephone. With the telephone redemption option, you may sell up to $50,000 worth of shares on any day. You may not redeem by telephone shares held in an IRA account or in an account for which you have changed the address within the preceding 30 days.

If you did not authorize telephone redemptions on your original account application, you may request telephone redemption privileges by submitting a request in writing with a signature guarantee. In addition, if you want redemption proceeds sent to your bank account by either wire transfer (at a current cost of $15 per transfer), or electronic funds transfer via the ACH Network at no cost, please also be sure to include your request along with a voided check for this bank account. Your request can be sent to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone redemptions on your original account application, but would like to change the predetermined bank to which proceeds are sent, please submit your request in writing with a signature guarantee, along with a voided check for the new bank account. Only member banks may transmit funds via the ACH Network.

To redeem shares from your account by telephone, call 800.823.7386. To reduce the risk of fraudulent instruction and to ensure that instructions communicated by telephone are genuine, the Fund will send your redemption proceeds only to the address or bank/brokerage account as shown on their records. The Fund also may record a call, request more information and send written confirmation of telephone transactions. The Fund and its transfer agent will be liable for losses from unauthorized telephone instructions only if the Fund does not follow reasonable procedures designed to verify the identity of the caller. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

BY WIRE

Broker-dealers or other sales agents may communicate redemption orders by wire to the Fund's transfer agent. There is no limit on redemption orders communicated by wire.

BY SYSTEMATIC WITHDRAWAL PLAN

Under the Fund's Systematic Withdrawal Plan, you may request that the Fund periodically redeem shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, call 800.823.7386 and request a systematic withdrawal form. Your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are redemption proceeds and are taxable as such. The maximum annual rate at which Class B shares may be redeemed (and Class C shares in their first year following purchase and Class A shares purchased at NAV pursuant to the $1,000,000 purchase order privilege for two years after the time of purchase) under the Systematic Withdrawal Plan is 10% of the NAV of the account. Because a sales charge is imposed on purchases of Fund shares, you should not purchase shares while participating in the Systematic Withdrawal Plan. You may modify or terminate your Systematic Withdrawal Plan by written notice to the transfer agent at least seven business days prior to the start of the month in which the change is to be effective. You may have a check sent to your address of record or you may have proceeds sent to your predetermined bank account via electronic funds transfer through the ACH Network.

BY EXCHANGE

You may redeem all or any portion of your shares of the Fund and use the proceeds to purchase shares of any of the other Fund if your signed, properly completed application is on file. AN EXCHANGE TRANSACTION IS CONSIDERED A SALE AND

 26 CALAMOS TOTAL RETURN BOND FUND

                                                                      FUND FACTS

PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. See "How can I buy shares? -- By exchange" for more information about the exchange privilege.

SIGNATURE GUARANTEES

A signature guarantee is required for any redemption of $50,000 or more and for any redemption from an account that has submitted a change in address to the transfer agent within the last 30 days. You can obtain a signature guarantee from most broker-dealers, including CFS and financial institutions.

REDEMPTION FEE ON SHARES HELD SEVEN DAYS OR LESS

A redemption of Fund shares (except shares purchased with reinvested dividends or distributions or shares redeemed through the Systematic Withdrawal Plan) held for seven calendar days or less may be subject to a redemption fee of 2% of the redemption proceeds, which will be deducted from those proceeds. The redemption fee is paid to the Fund and is intended to deter short-term trading and to offset portfolio transaction costs, market impact and other costs associated with short-term trading. For shares purchased on different days, the redemption fee is applied on a last-in, first-out basis, meaning that the most recently purchased shares will be deemed to be the first redeemed.

For shares held through financial services companies, broker-dealers, banks or other authorized agents ("intermediaries"), the redemption fee will be charged in generally the same manner as for shares held directly with the Fund. However, due to operational requirements and/or limitations, certain intermediaries' methods for tracking and calculating the fee may differ in some respects from those of the Fund. In addition, certain intermediaries may not presently possess the operational capability to charge the fee. In those instances, a fee may not be able to be applied. The Fund cannot always monitor the imposition of redemption fees on shares that are purchased through intermediaries or held in omnibus accounts. If you purchased shares through an intermediary, you should contact the intermediary for information on how the redemption fee may be applied to your shares.

The Fund reserves the right to waive the redemption fee at its discretion where such waiver is believed not to materially harm the Fund and is consistent with the Fund's efforts to deter abusive short-term trading. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

See "Transaction information -- Excessive trading policies and procedures" for more information on the Fund's policies to deter excessive and short-term trading.

REDEMPTION-IN-KIND

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in liquid portfolio securities rather than cash. If that occurs, the redeeming shareholder might incur brokerage and/or other transaction costs to convert the securities to cash.

PROCESSING TIME

The Fund will send your redemption proceeds to you by check to the address of record or by wire to a predetermined bank or brokerage account. Redemption proceeds paid by wire will normally be sent on the next business day after receipt of the redemption request and the cost of the wire (currently $15) will be deducted from the redemption proceeds. You may also have proceeds sent directly to a predetermined bank or brokerage account via electronic funds transfer through

                                                  PROSPECTUS   June 27, 2007  27

FUND FACTS

the ACH Network if your bank or brokerage firm is an ACH member. There is no charge for an electronic funds transfer through the ACH Network and your proceeds will be credited to your account within two to three business days. Proceeds from the sale of Fund shares will not be sent to you until the check used to purchase the shares has cleared, which can take up to 15 days after purchase. You may avoid this delay by buying shares with a wire transfer. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

SMALL ACCOUNTS

Due to the relatively high cost of handling small accounts, the Fund may give you 30 days written notice that it intends to redeem your shares, at the NAV of those shares, if your account has a value of less than $500. This would not apply if your account value declined to less than $500 as a result of market fluctuations.

TRANSACTION INFORMATION

SHARE PRICE

The Fund's share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Fund may invest in securities that are primarily listed on foreign exchanges and trade on days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares. If shares are purchased or sold through an intermediary, it is the responsibility of that intermediary to transmit those orders to the Fund's transfer agent so such orders will be received in a timely manner.

A purchase or sale order typically is accepted when the Fund's transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

VALUATION PROCEDURES

CALAMOS ADVISORS oversees the valuation of the Fund's portfolio securities in accordance with policies and procedures on the valuation of securities adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Fund determines its NAV. Securities traded in OTC markets and quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or, lacking a NOCP, at the last current reported sale price on Nasdaq at the time as of which the Fund determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each OTC option that is not traded through the

 28 CALAMOS TOTAL RETURN BOND FUND

                                                                      FUND FACTS

Options Clearing Corporation is valued by the counterparty to such option under the ultimate supervision of the board of trustees.

Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or, when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the board of trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if the value of a foreign security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

INTERMEDIARIES

The Fund may authorize intermediaries to accept purchase, exchange and redemption orders on the Fund's behalf. An order properly received by an intermediary will be deemed to have been received by the Fund as of the time of receipt by the intermediary. If you buy, exchange or redeem shares through an intermediary, you will pay or receive the Fund's NAV next calculated after receipt and acceptance of the order by the intermediary, after giving effect to any transaction charge imposed by the intermediary. The Fund's NAV is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m., Eastern time) each day that the NYSE is open for trading.

If you buy and sell Fund shares through an intermediary, that intermediary may charge a fee for that service. Any such charges could constitute a substantial portion of a smaller account, and may not be in your best interest. The Fund cannot always identify individual accounts or transactions for an account that is facilitated by an intermediary. Due to differing operational and systems capabilities, an intermediary may calculate sales charges and fees and track transaction activity differently than the Fund. When transacting in Fund shares, be sure you understand how your intermediary calculates sales charges and fees and tracks transaction activity.

CFS and its affiliates are currently subject to supplemental compensation payment requests by certain intermediaries. CFS or its affiliates may make payments to intermediaries, among other things, to help defray the costs incurred by qualifying
                                                  PROSPECTUS   June 27, 2007  29

FUND FACTS

Intermediaries in connection with efforts to educate financial advisers about the Fund so they can make recommendations and provide services that are suitable and meet shareholder needs, to access intermediaries' registered representatives, to obtain marketing support and to provide other specified services. CFS or its affiliates may make these payments, at their discretion and expense, to Intermediaries who have sold Fund shares. The level of payments made to a qualifying intermediary in any given year will vary and in no case would exceed the sum of (a) 0.25% of the prior 12-month period's Fund sales by that intermediary and (b) 0.12% of the average daily value of Fund shares held by customers of that intermediary during the period. A number of factors will be considered in determining whether CFS or its affiliates will agree to make requested payments, including the qualifying intermediary's sales, assets and redemption rates, and the quality of the intermediary's services.

ANTI-MONEY LAUNDERING COMPLIANCE

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund will request the following information from all investors: full name, date of birth, Social Security number and permanent street address. Corporate, trust, and other entity accounts must provide additional documentation. The Fund will use this information to verify your identity. The Fund will return your application and the monies received to establish your account if any of this information is missing. After your account is established, the Fund may request additional information from you to assist in verifying your identity. If the Fund is unable to verify your identity, they reserve the right to redeem your account at the current day's NAV. If at any time the Fund believes you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" your account. The Fund also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Fund also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform you that it has taken the actions described above.

TRANSACTION RESTRICTIONS

The Fund reserves the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise. The Fund generally expects to inform any investor within 24 hours if a purchase order has been rejected. The Fund is intended for long-term investment purposes only, and is not intended for short-term or excessive trading. Those practices may disrupt portfolio management strategies and/or increase expenses, thus harming Fund performance.

The Fund may, in its discretion, suspend, and may permanently terminate, the purchase privileges or the purchase portion of exchange privileges of any investor who engages in trading activity that the Fund believes would be disruptive to the Fund. Although the Fund will attempt to give prior notice of a suspension or termination of such privileges when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

In addition, the Fund receives purchase and sale orders through intermediaries and cannot always identify or reasonably detect short-term or excessive trading that may be facilitated by those intermediaries or by the use of omnibus accounts by those intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund, making it more difficult to locate and eliminate short-term or excessive trading. To the degree the Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made

 30 CALAMOS TOTAL RETURN BOND FUND

                                                                      FUND FACTS

by an individual investor as the Fund, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Fund may rely. In general, the Fund cannot eliminate the possibility that short-term or excessive trading activity will occur in the Fund.

The Fund also reserves the right to restrict the account of any investor with respect to purchase orders or the purchase portion of exchange orders, without prior notice, if the trading activity in the account is determined to be disruptive to the Fund. To minimize harm to the Fund and its shareholders, the Fund may, at the Fund's sole discretion, exercise these rights if an investor has a history of excessive or disruptive trading. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. Such restriction typically is placed in the account immediately after such disruptive trading is determined to be occurring.

EXCESSIVE TRADING POLICIES AND PROCEDURES

Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund can disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, which may negatively impact investment returns for remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Some investors may seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to engage in a practice known as pricing arbitrage to take advantage of information that becomes available after the close of the foreign markets or exchanges but before the Fund prices its shares, which may affect the prices of the foreign securities held by the Fund. Alternatively, some investors may attempt to benefit from stale pricing -- when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the Fund's NAV, which may negatively impact long-term shareholders. Although the Fund has adopted policies and procedures intended to reduce its exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, the Fund cannot entirely eliminate the potential for short-term arbitrage trades to dilute the value of Fund shares.

The Fund discourages and does not accommodate frequent purchases and redemptions of the Fund's shares. The Fund attempts to detect and deter excessive trading through the following methods:

   - imposing restrictions on trading or exchange privileges of investors the Fund believe are engaging in short-term or excessive trading, as described under "Transaction restrictions;"

   - imposing redemption fees on all classes of shares held for a short period of time, as described under "Redemption fee on shares held seven days or less;"

   - utilizing fair valuation of securities, as described under "Valuation procedures;" and

   - monitoring trades.

Although the Fund will take steps to detect and deter abusive trading pursuant to the policies and procedures approved by the board of trustees, there are no assurances that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries as discussed in the "Transaction restrictions" section.

The Fund's policies and procedures regarding excessive trading may be modified at any time.

                                                  PROSPECTUS   June 27, 2007  31

FUND FACTS

DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

You may receive two kinds of distributions from the Fund: dividends and capital gains distributions. Unless you requested on the account application or in writing that distributions be made in cash, all dividends and capital gains distributions are paid by crediting you with additional Fund shares of the same class you already own. These shares are valued at the next NAV per share that is computed after the dividend or distribution date. There is no sales charge applied. Calamos Total Return Bond Fund declares and pays dividends from net investment income monthly. Net realized long-term capital gains, if any, are paid to shareholders by the Fund at least annually.

If a dividend check is returned undeliverable, or if a check remains outstanding for six months, the Fund reserves the right to reinvest those dividends in additional shares of that Fund at the current NAV and to designate the account as a dividend reinvestment account.

TAXES

You may realize a capital gain or capital loss when you redeem or exchange shares. Distributions, whether received in cash or reinvested in additional Fund shares, are subject to federal income tax and may be subject to state or local taxes. The federal tax treatment will depend on how long you owned the shares and on your individual tax position. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state and locality.

The dividends and distributions paid by the Fund are subject to taxation as of the date of payment, except for those distributions declared in October, November or December and paid in January of the next year. Such a distribution will be treated as though it were received on December 31 of the year in which it is declared.

You may be taxed on dividends from net investment income and capital gains distributions at different rates depending on your tax situation. Fund distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income. Annually, the Fund will advise you of the source of your distributions for tax purposes.

The Fund may be required to withhold federal income tax ("backup withholding") from payments to you if:
   - you fail to furnish your properly certified Social Security or other tax identification number;
   - you fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or
   - the Internal Revenue Service ("IRS") informs the Fund that your tax identification number is incorrect.

These certifications are contained in the application that you complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

OTHER INFORMATION

SHAREHOLDER ACCOUNTS

Each Fund shareholder receives quarterly account statements showing transactions in Fund shares, with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption or change of shareholder address (sent to both the former and the new address).

 32 CALAMOS TOTAL RETURN BOND FUND

                                                                      FUND FACTS

RETIREMENT PLANS

You may use the Fund as an investment for your IRA, profit sharing plan, pension plan, Section 40l(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees, and other details are available from us and your plan administrator.

PORTFOLIO SECURITY HOLDINGS DISCLOSURE

A description of the Fund's policies and procedures in connection with the disclosure of portfolio security holdings of the Fund is available in the Statement of Additional Information and on the Fund's website, www.calamos.com.

PROSPECTUSES AND SHAREHOLDER REPORTS

The Fund reduces the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.823.7386 or write to us at the CALAMOS FAMILY OF FUNDS, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 if you want to receive individual copies of these documents. The Fund will begin sending you individual copies within 30 days of your request.

                                                  PROSPECTUS   June 27, 2007  33

FINANCIAL HIGHLIGHTS

Financial highlights are not available, as the Fund commenced operation as of the date of this prospectus.

 34 CALAMOS TOTAL RETURN BOND FUND

                           [CALAMOS INVESTMENTS LOGO]

    Calamos Investments 2020 Calamos Court Naperville, IL 60563 800.582.6959
                                 www.calamos.com

If you would like more information about     FOR 24 HOUR AUTOMATED SHAREHOLDER
the Fund, the following resources are        ASSISTANCE
available upon request, free of charge.      800.823.7386

The Statement of Additional Information      TO OBTAIN INFORMATION ABOUT YOUR
provides more detailed information about     INVESTMENTS
the Fund and, except for the information     800.582.6959
in the section entitled "Financial
Statements," is incorporated into this       VISIT OUR WEBSITE
prospectus by reference.                     www.calamos.com

Copies of the Statement of Additional        INVESTMENT ADVISER
Information are available, without           Calamos Advisors LLC
charge, upon request by calling              2020 Calamos Court
800.582.6959 or by visiting the Fund's       Naperville, IL 60563
website at www.calamos.com. You can
request other information and discuss        TRANSFER AGENT
your questions about the Fund by             US Bancorp Fund Services, LLC
contacting Calamos Financial Services LLC    615 E. Michigan St. 3rd floor
at:                                          Milwaukee, WI 53202

Calamos Financial Services LLC               INDEPENDENT REGISTERED PUBLIC
2020 Calamos Court                           ACCOUNTING FIRM
Naperville, Illinois 60563                   Deloitte & Touche LLP
Telephone: 800.582.6959                      Chicago, IL

You can review the Fund's Statement of       LEGAL COUNSEL
Additional Information at the Public         Bell, Boyd & Lloyd LLP
Reference Room of the Securities and         Chicago, IL
Exchange Commission. You can get
text-only copies for free from the EDGAR
database on the Commission's Internet
website at http://www.sec.gov, or for a
duplicating fee by calling or writing to:

Public Reference Section of the Commission
Washington, D.C. 20549-0102
Telephone: 202.942.8090
E-mail: publicinfo@sec.gov

              (C) 2007 Calamos Holdings LLC. All Rights Reserved.
   Calamos(R) and Calamos Investments(R) are registered trademarks of Calamos Holding, LLC. Investment strategies for your serious money(TM) is a trademark of Calamos Holdings LLC.

TRBPRO 06/07                                                            811-5443

                         SUPPLEMENT DATED JUNE 27, 2007
                       TO PROSPECTUS DATED JUNE 27, 2007

                       CALAMOS(R) TOTAL RETURN BOND FUND

                       INSTITUTIONAL SHARES AND R SHARES

                             ---------------------

     This supplement together with the Calamos Total Return Bond Fund prospectus (the "Prospectus") offers Class I shares ("Institutional Shares") and Class R shares ("R Shares") of Calamos Total Return Bond Fund (the "Fund"). The Fund through its Prospectus also currently offers three other classes of shares, Class A, Class B and Class C shares, that have substantially lower minimum investment requirements but bear certain expenses not borne by the Institutional Shares or R Shares.

     The following information supplements the indicated sections of the Prospectus.

HOW HAS THE FUND PERFORMED IN THE PAST?

     Performance information has not been presented for the Fund because it has not been in existence for at least one calendar year.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

     The following information describes the fees and expenses that you may pay if you buy and hold Institutional Shares or R Shares of the Fund. The information presented in the following table is added to the table located on page 16 of the Prospectus:

                                                              CLASS I   CLASS R
                                                              -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
  Maximum Sales Charge (Load) on Purchases (as a percentage
     of offering price).....................................   None      None
  Maximum Deferred Sales Charge (Load) (as a percentage of
     redemption proceeds)...................................   None      None
  Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends/Distributions................................   None      None
  Redemption Fee on Shares Held Seven Days or Less (as a
     percentage of amount redeemed) (4).....................   2.00%     None
  Exchange fee..............................................   None      None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
  ASSETS):
  Management Fees...........................................   0.55%     0.55%
  Distribution and/or Service Fees (12b-1)..................   None      0.50%
  Other Expenses(5).........................................   0.74%     0.74%
  Total Annual Operating Expenses(6)........................   1.29%     1.79%

     The information presented in the following table is added to the table contained in footnote (6) on page 17 of the Prospectus:

                                                              CLASS I   CLASS R
                                                              -------   -------
  Total Annual Operating Expenses Net of Reimbursement......   0.65%     1.15%

     The following table is added after the table located on page 17 of the
Prospectus:

EXAMPLES OF FUND EXPENSES

     You would pay the following expenses whether or not you redeemed your shares at the end of the period:

                                                              ONE YEAR   THREE YEARS
                                                              --------   -----------
Class I.....................................................    $ 88        $367
Class R.....................................................     139         522

WHAT CLASSES OF SHARES DOES THE FUND OFFER?

     The following paragraphs are added immediately after the section entitled "What classes of shares does the Fund offer? -- Class C shares" on page 22 of the Prospectus:

     "CLASS I SHARES

          The offering price for Class I shares is the NAV per share with no initial sales charge. There is no contingent deferred sales charge nor distribution or service fees with respect to Class I shares.

          Class I shares are offered primarily for direct investment by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) and by institutional clients, provided such plans or clients have assets of at least $1 million. Class I shares may also be offered to certain other entities or programs, including, but not limited to, investment companies, under certain circumstances.

          The Fund may waive the minimum initial investment. Effective July 9, 2007, Class I shares also are available, with the minimum initial investment waived, to current or retired trustees of the Trust, Calamos Asset Management, Inc. and its subsidiaries, officers, employees and their immediate family members, including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.

          As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of NAV) and, therefore, the overall investment return, will typically be higher for Class I shares than for Class A, Class B, Class C or Class R shares.

     CLASS R SHARES

          The offering price for Class R shares is the NAV per share with no initial sales charge. However, the Fund pays an aggregate distribution and service fee at the annual rate of 0.50% of average net assets. Class R shares may only be purchased through certain tax-exempt retirement plans held in plan level or omnibus accounts, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans."

     The following sentences are added immediately after the second sentence of the section entitled "What classes of shares does the Fund offer? -- Prime Obligations Shares" on page 22 of the Prospectus:

          "Class I shares and Class R shares of the Fund may not be exchanged for Prime Obligations Shares."

     The following sentences are added immediately after the third sentence of the section entitled "What is the minimum amount I can invest in the Fund?" on page 22 of the Prospectus:

          "The minimum initial investment requirement for Class I shares is $1 million. There is no minimum initial investment requirement for Class R shares."

     The following sentence is added immediately after the second sentence of the first paragraph in the section entitled "How can I buy shares? -- By exchange" on page 24 of the Prospectus:

          "You may exchange Class I shares and Class R shares of the Fund for Class I shares and Class R shares of another Fund, respectively, in the Calamos Family of Funds with no sales charges."

     The following paragraph is added immediately after the section entitled "How can I buy shares? -- By automatic bank draft plan" on page 25 of the
Prospectus:

     "CLASS I SHARES AND CLASS R SHARES

          If you participate in a tax-exempt retirement plan, you may purchase Class I shares or Class R shares by contacting your plan's administrator, whose contact information is available through your employer's human resources department. If you are an institutional client, you may purchase Class I shares either directly or through an authorized dealer."

HOW CAN I SELL (REDEEM) SHARES?

     The following paragraph is added immediately after the section entitled "How can I sell (redeem) shares?" on page 25 of the Prospectus:

     "CLASS I SHARES AND CLASS R SHARES

          If you participate in a tax-exempt retirement plan, you may redeem Class I or Class R shares by contacting your plan's administrator, whose contact information is available through your employer's human resources department. If you are an institutional client, you may redeem Class I shares either directly or through an authorized dealer."

     The following sentence is added at the end of the section entitled "Redemption fee on shares held seven days or less" on page 27 of the Prospectus:

          "No redemption fee is imposed on redemptions of Class R shares of the Fund."

                                                               TRBIRPROSPT 06/07

STATEMENT OF ADDITIONAL INFORMATION                       June 27, 2007

                           CALAMOS (R) FAMILY OF FUNDS

GROWTH FUND
BLUE CHIP FUND
VALUE FUND
INTERNATIONAL GROWTH FUND
GLOBAL GROWTH AND INCOME FUND
GROWTH AND INCOME FUND
HIGH YIELD FUND
CONVERTIBLE FUND
MARKET NEUTRAL INCOME FUND
MULTI-FUND BLEND
GLOBAL EQUITY FUND
TOTAL RETURN BOND FUND

2020 Calamos Court
Naperville, Illinois 60563
(630) 245-7200
Toll Free: (800) 8-CFS-FUND (800/823-7386)

     This Statement of Additional Information relates to CALAMOS(R) Growth Fund, CALAMOS(R) Blue Chip Fund, CALAMOS(R) Value Fund, CALAMOS(R) International Growth Fund, CALAMOS(R) Global Growth and Income Fund, CALAMOS(R) Growth and Income Fund, CALAMOS(R) High Yield Fund, CALAMOS(R) Convertible Fund, CALAMOS(R) Market Neutral Income Fund, CALAMOS(R) Multi-Fund Blend, CALAMOS(R) Global Equity Fund and CALAMOS(R) Total Return Bond Fund (the "Funds"), each of which is a series of Calamos Investment Trust (the "Trust"). It is not a prospectus, but provides information that should be read in conjunction with the CALAMOS(R) Family of Funds prospectus and the CALAMOS(R) Global Equity Fund prospectus, each dated March 1, 2007, and the CALAMOS(R) Total Return Bond Fund prospectus, dated the same date as this Statement of Additional Information, and any supplements thereto, which are incorporated herein by reference. The Funds' financial statements for the fiscal period ended October 31, 2006 (except for those of Global Equity Fund and Total Return Bond Fund, which had not commenced operation as of October 31, 2006) are incorporated herein by reference from the Funds' annual report to shareholders. The prospectuses and the annual and semi-annual reports of the Funds may be obtained without charge by writing or telephoning the Funds at the address or telephone numbers set forth above.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Trust and the Funds..................................................      1
Investment Objectives....................................................      1
Investment Practices.....................................................      2
Investment Restrictions..................................................     20
Management...............................................................     23
Investment Advisory Services.............................................     30
Team Approach to Management..............................................     34
Distribution Plan........................................................     37
Distributor..............................................................     42
Other Compensation to Dealers............................................     44
Portfolio Transactions...................................................     45
Share Classes and Pricing of Shares......................................     47
Taxation.................................................................     49
Certain Shareholders.....................................................     58
Custodian and Transfer Agent.............................................     71
Fund Accounting and Financial Accounting Agent...........................     71
Independent Registered Public Accounting Firm............................     72
General Information......................................................     72
Financial Statements.....................................................     73
Appendix - Description of Bond Ratings...................................    A-1

                             THE TRUST AND THE FUNDS

     The Trust was organized as a Massachusetts business trust on December 21, 1987. Each Fund is an open-end, diversified management investment company. Prior to June 23, 1997, the name of the Trust was CFS Investment Trust. Market Neutral Income Fund was named "Market Neutral Fund" prior to December 30, 2005 and "Strategic Income Fund" prior to July 30, 1999. Prior to April 1, 2003, Global Growth and Income Fund was named "Global Convertible Fund" and Growth and Income Fund was named "Convertible Growth and Income Fund." Prior to December 1, 2003, Value Fund was named "Mid Cap Value Fund."

                              INVESTMENT OBJECTIVES

     Each Fund's investment objectives are shown below:

     GROWTH FUND seeks long-term capital growth.

     BLUE CHIP FUND seeks long-term capital growth. Under normal circumstances, Blue Chip Fund will invest at least 80% of its net assets (plus any borrowings) in "Blue Chip" companies.

     VALUE FUND seeks long-term capital growth.

     INTERNATIONAL GROWTH FUND seeks long-term capital growth. The Fund invests primarily in a globally diversified portfolio of equity securities.

     GLOBAL GROWTH AND INCOME FUND seeks high long-term total return through capital appreciation and current income. The Fund invests primarily in a globally diversified portfolio of convertible, equity and fixed-income securities.

     GROWTH AND INCOME FUND seeks high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.

     HIGH YIELD FUND seeks the highest level of current income obtainable with reasonable risk. Its secondary objective is capital gain where consistent with its primary objective. Under normal circumstances, High Yield Fund will invest at least 80% of its net assets (plus any borrowings) in high yield, fixed-income securities (junk bonds).

     CONVERTIBLE FUND seeks current income with growth as its secondary objective. Under normal circumstances, Convertible Fund will invest at least 80% of its net assets (plus any borrowings) in convertible securities.

     MARKET NEUTRAL INCOME FUND seeks high current income consistent with stability of principal. The Fund seeks to achieve its objective primarily through investment in convertible securities and employment of short selling to enhance income and hedge against market risk.

     MULTI-FUND BLEND seeks long-term capital growth with current income as its secondary objective. The Fund invests primarily in Class I shares of a combination of CALAMOS (R) Funds (the "underlying funds") on a fixed percentage allocation basis. The Fund makes equal allocations of its assets among Growth Fund, Value Fund and Global Growth and Income Fund.

     GLOBAL EQUITY FUND seeks long-term capital growth. The Fund invests primarily in a globally diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings) in equity securities.

     TOTAL RETURN BOND FUND seeks total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings) in a diversified portfolio of fixed-income instruments of varying maturities, including derivative instruments with economic characteristics similar to such fixed-income instruments.

     The investment objectives of each Fund may not be changed without the approval of a "majority of the outstanding" shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each of Blue Chip Fund, High Yield Fund, Convertible Fund, Global Equity Fund and Total Return Bond Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

                              INVESTMENT PRACTICES

     The prospectuses contain information concerning each Fund's investment objectives and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Funds and their associated risks.

     In pursuing its investment objectives, each Fund will invest as described below and in the Fund's prospectus. The table below indicates whether each Fund, directly or indirectly through its investment in the underlying funds, invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.

                                                                                  GLOBAL
                                                                                  GROWTH   GROWTH
                                                   BLUE           INTERNATIONAL     AND      AND
      INVESTMENTS AND INVESTMENT-         GROWTH   CHIP   VALUE       GROWTH      INCOME   INCOME
           RELATED PRACTICES               FUND    FUND    FUND        FUND        FUND     FUND
      ---------------------------         ------   ----   -----   -------------   ------   ------
Equity Securities......................      P       P      P           P            P        P
Convertible Securities.................      N       N      N           N            P        P
Synthetic Convertible Instruments......      N       N      N           N            P        P
Debt Securities (including High Yield
   Fixed-Income Securities)............      N       N      N           N            P        P
U.S. Government Obligations............      N       N      N           N            N        N
Stripped Securities....................      N       N      N           N            N        N
Mortgage-related and Other Asset-backed
   Securities..........................      N       N      N           N            N        N
Loan Participations and Assignments....      N       N      N           N            N        N
Inflation-indexed Bonds................      N       N      N           N            N        N
Municipal Bonds........................      N       N      N           N            N        N
Rule 144A Securities...................      N       N      N           N            P        P
Foreign Securities.....................      N       N      N           P            P        N
Currency Exchange Transactions.........      N       N      N           N            N        N
Synthetic Foreign Market Positions.....      N       N      N           N            N        N
Swaps, Caps, Floors and Collars........      N       N      N           N            N        N
Structured Products....................      N       N      N           N            N        N
Lending of Portfolio Securities........      P       P      P           N            P        P
Repurchase Agreements..................      N       N      N           N            N        N
Options on Securities, Indexes and
   Currencies*.........................      N       N      N           N            N        N
Futures Contracts and Options on
   Futures Contracts...................      N       N      N           N            N        N
Warrants*..............................      N       N      N           N            N        N
Portfolio Turnover.....................      N       N      N           N            N        N
Short Sales............................      N       N      N           N            N        N
"When-Issued" Securities...............      N       N      N           N            N        N
Delayed Delivery Securities............      N       N      N           N            N        N
Reverse Repurchase Agreements and Other
   Borrowings..........................      N       N      N           N            N        N
Illiquid Securities....................      N       N      N           N            N        N
Temporary Investments..................      N       N      N           N            N        N

                                                                 MARKET                      TOTAL
                                           HIGH                 NEUTRAL   MULTI-   GLOBAL   RETURN
      INVESTMENTS AND INVESTMENT-         YIELD   CONVERTIBLE   INCOME     FUND    EQUITY    BOND
            RELATED PRACTICES              FUND       FUND        FUND     BLEND    FUND     FUND
      ---------------------------         -----   -----------   -------   ------   ------   ------
Equity Securities......................     N          P           N         P        P        N
Convertible Securities.................     P          P           P         P        N        P
Synthetic Convertible Instruments......     P          P           P         P        N        P
Debt Securities (including High Yield
   Fixed-Income Securities)............     P          P           P         P        N        P
U.S. Government Obligations............     N          N           N         N        N        P
Stripped Securities....................     N          N           N         N        N        P
Mortgage-related and Other Asset-backed
   Securities..........................     N          N           N         N        N        P
Loan Participations and Assignments....     N          N           N         N        N        P
Inflation-indexed Bonds................     N          N           N         N        N        P
Municipal Bonds........................     N          N           N         N        N        P
Rule 144A Securities...................     P          P           P         P        N        N
Foreign Securities.....................     N          P           N         P        P        P
Currency Exchange Transactions.........     N          N           N         N        N        P
Synthetic Foreign Market Positions.....     N          N           N         N        N        N
Swaps, Caps, Floors and Collars........     N          N           N         N        N        N
Structured Products....................     N          N           N         N        N        P
Lending of Portfolio Securities........     P          P           N         P        P        N
Repurchase Agreements..................     N          N           N         N        N        P
Options on Securities, Indexes and
   Currencies*.........................     N          N           P         N        N        P
Futures Contracts and Options on
   Futures Contracts...................     N          N           N         N        N        P
Warrants*..............................     N          N           N         N        N        N
Portfolio Turnover.....................     N          N           P         N        N        N
Short Sales............................     N          N           P         N        N        N
"When-Issued" Securities...............     N          N           N         N        N        N
Delayed Delivery Securities............     N          N           N         N        N        N
Reverse Repurchase Agreements and Other
   Borrowings..........................     N          N           N         N        N        N
Illiquid Securities....................     N          N           N         N        N        N
Temporary Investments..................     N          N           N         N        N        N

----------
* Not including those acquired in connection with investments in synthetic convertible instruments.

CONVERTIBLE SECURITIES

     Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the security were a non-convertible obligation.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. A convertible security's value viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." A convertible security's investment value typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

     If, because of a low price of the common stock, a convertible security's conversion value is substantially below its investment value, the convertible security's price is governed principally by its investment value. If a convertible security's conversion value increases to a point that approximates or exceeds its investment value, the convertible security's value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer's assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

SYNTHETIC CONVERTIBLE INSTRUMENTS

     A Fund may establish a "synthetic" convertible instrument by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

     More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers, when management believes that such a combination would better promote a Fund's investment objectives. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions. Convertible Fund's holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy to invest at least 80% of its net assets (plus any borrowings) in convertible securities.

     A holder of a synthetic convertible instrument faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

     A Fund may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES)

     In pursuing its investment objectives, a Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's")) and securities that are not rated but are considered by Calamos Advisors LLC ("Calamos Advisors"), the Funds' investment adviser, to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular rating category, except that Total Return Bond Fund may not invest more than 25% of its net assets in high yield fixed-income securities, and no Fund other than High Yield Fund may acquire a security rated below C.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Achievement by a Fund of its investment objectives will be more dependent on Calamos Advisors' credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Calamos Advisors employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

U.S. GOVERNMENT OBLIGATIONS

     U.S. Government Obligations include securities that are issued or guaranteed by the U.S. Treasury or by various U.S. Government agencies and instrumentalities. U.S. Treasury obligations ("U.S. Treasuries") include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government.

     Obligations issued or guaranteed by U.S. Government agencies and instrumentalities may be supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the instrumentality. Government agencies that issue or guarantee securities backed by the full faith and credit of the U.S. include the Government National Mortgage Association ("GNMA") and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the U.S. include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association ("FNMA"), the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. in the event the agency or instrumentality does not meet its commitment.

     A Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency established or sponsored by the U.S. Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     A Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by GNMA, may affect the value of, and return on, an investment in such securities.

STRIPPED SECURITIES

     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The Funds will not purchase stripped securities that are subject to prepayment or extension risk. SMBS are usually structure with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS") or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     A Fund may invest in mortgage- or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, SMBSs and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

     The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages accelerate the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal- only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

     Total Return Bond Fund may invest up to 5% of its total assets in any combination of mortgage-related and other asset-backed IO and PO securities. A Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Fund may invest in other asset-backed securities that have been offered to investors.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     A Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

INFLATION-INDEXED BONDS

     Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

MUNICIPAL BONDS

     Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which a Fund may invest include municipal lease obligations. A Fund may also invest in securities issued by entities whose underlying assets are municipal bonds. Total Return Bond Fund may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

RULE 144A SECURITIES

     A Fund may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Funds, under Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "Securities Act"). Calamos Advisors, under the supervision of the Trust's board of trustees, will consider whether Rule 144A Securities are illiquid and thus subject to a Fund's restriction of investing no more than a specified percentage of its net assets in securities that are illiquid at the time of purchase. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos Advisors will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos Advisors may consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% (or 15% in the case of Global Growth and Income Fund, International Growth Fund, Global Equity Fund and Total Return Bond Fund) of its net assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN SECURITIES

     Global Growth and Income Fund, International Growth Fund and Global Equity Fund may invest all of their net assets, Total Return Bond Fund may invest up to 35% of its net assets, and each other Fund, except for Multi-Fund Blend, may invest up to 25% of its net assets, in securities of foreign issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person, but may include foreign securities in the form of European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts issued by international banks evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. A Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     To the extent positions in portfolio securities are denominated in foreign currencies, a Fund's investment performance is affected by the relative strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; greater costs of buying, holding and selling securities, including brokerage, tax and custody costs; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

     Although each Fund that invests in foreign securities intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Each Fund that invests in foreign securities, other than Global Growth and Income Fund, International Growth Fund and Global Equity Fund, expects that substantially all of its foreign investments will be in developed nations. However, each Fund that invests in foreign securities may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

CURRENCY EXCHANGE TRANSACTIONS

     Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency exchange transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows a Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. No Fund may engage in "speculative" currency exchange transactions.

     If a Fund enters into a forward contract, its custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract from day to day, except to the extent that the Fund's forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting currency transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting currency transaction, it subsequently may enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS

     A Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

SWAPS, CAPS, FLOORS AND COLLARS

     A Fund may enter into interest rate, currency, index, credit default and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed-income products between parties. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, Calamos Advisors believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the securities dealers, financial institutions or other parties with whom the Fund has entered into such a transaction ("Counterparties"), combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by Calamos Advisors. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however, some swaps may be considered illiquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

STRUCTURED PRODUCTS

     A Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The term "structured products" as used herein excludes synthetic convertibles. See "Investment Practices--Synthetic Convertible Securities." The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     A Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's limitations related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

LENDING OF PORTFOLIO SECURITIES

     In seeking to earn additional income, a Fund may lend its portfolio securities to qualified parties (typically broker-dealers and banks) who need to borrow securities in order to cover transactions into which they have entered. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of income earned on the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The

Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund would not have the right to vote the securities during the existence of the loan; however, the Fund may attempt to call back the loan and vote the proxy if time permits prior to the record date. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund's securities lending agent will monitor, and report to Calamos Advisors on, the creditworthiness of the firms to which the Fund lends securities.

REPURCHASE AGREEMENTS

     As part of its strategy for the temporary investment of cash, a Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Each Fund may invest in repurchase agreements, provided that Global Growth and Income Fund, International Growth Fund, Global Equity Fund and Total Return Bond Fund may not invest more than 15%, and each other Fund may not invest more than 10%, of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities. A repurchase agreement arises when a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit a Fund to earn interest on assets awaiting long term investment. A Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors will monitor the creditworthiness of the firms with which a Fund enters into repurchase agreements.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

     A Fund may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

     A Fund may purchase and sell (write) exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     OTC options are purchased from or sold to sellers or purchasers ("Counterparties") through direct bilateral agreement with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is "in the money") are illiquid, and are subject to a fund's limitation on investing no more than 10% of its net assets (or 15% in the case of Global Growth and Income Fund, International Growth Fund, Global Equity Fund and Total Return Bond Fund) in illiquid securities.

     A Fund may also purchase and sell (write) options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     A Fund will sell (write) call options and put options only if they are "covered." For example, a call option written by a Fund will require such Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require such Fund to own portfolio securities that correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires such Fund to segregate cash or liquid assets equal to the exercise price.

     OTC options entered into by a Fund and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when a Fund sells (writes) these instruments, it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the "in-the-money" amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells (writes) a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, such Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors' objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. A Fund's ability to utilize options successfully will depend on Calamos Advisors' ability to predict pertinent market investments, which cannot be assured.

     A Fund's ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If a Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from any currency appreciation.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under "Options on Securities, Indexes and Currencies") fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

     A Fund may purchase and sell (write) call options on securities indices and currencies. All calls sold by a Fund must be "covered." Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold the security or instrument that it might otherwise have sold. A Fund may purchase and sell (write) put options on securities indexes and currencies. In selling (writing) put options, there is a risk that the Fund may be required to buy the underlying index or currency at a disadvantageous price above the market price.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A Fund may enter into interest rate futures contracts, index futures contracts, volatility index futures contracts and foreign currency futures contracts. An interest rate, index, volatility index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded. A Fund may enter into such contract if, in Calamos Advisors' opinion, such contract meets the Fund's investment parameters.

----------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of a Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase a Fund's exposure to stock price, interest rate and currency fluctuations, a Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction by a Fund depends on Calamos Advisors' correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos Advisors might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

     When a Fund makes a purchase or sale of a futures contract, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract or option may result in losses in excess of the amount invested in the futures contract or option. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     LIMITATIONS ON OPTIONS AND FUTURES. If options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund's investment objectives.

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     The Funds may enter into futures contracts and related options as permitted under Commodity Futures Trading Commission ("CFTC") Rule 4.5. The Funds have claimed exclusion from the definition of "commodity pool operator" adopted by the CFTC and the National Futures Association. The Trust, therefore, is not subject to registration or regulation under the Commodity Exchange Act, as amended.

     TAXATION OF OPTIONS AND FUTURES. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold
(put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

----------
(2) A call option is "in-the-money" to the extent, if any, that the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts). Any net gain realized from the types of futures (or futures options) contracts in which a Fund may invest will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     A Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

WARRANTS

     A Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to 20 years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

PORTFOLIO TURNOVER

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that a portfolio security must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the

----------
(3) An equity option is an option to buy or sell stock, and any other option whose value is determined by reference to an index of stocks of a type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). An option on a broad-based stock index (such as the S&P 500 index) is not an equity option.

desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in a Fund would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. Portfolio turnover for each Fund is shown under "Financial Highlights" in the prospectus. A portfolio turnover rate of 100% would mean that the Fund had sold and purchased securities valued at 100% of its net assets within a one-year period.

SHORT SALES

     A Fund may from time to time sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the Fund's portfolio. A short sale may be effected when Calamos Advisors believes that the price of a security will decline, and involves the sale of securities that the Fund does not own, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that a Fund will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, a Fund must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to it the securities sold short. In addition, a Fund is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.

     To secure its obligation to deliver to the broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

     A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the short sale. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     A Fund will realize a gain if the price of the securities decline between the date of the short sale and the date on which the Fund purchases securities to replace the borrowed securities. On the other hand, the Fund will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

     There is also a risk that securities borrowed by a Fund and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received from the short sale.

     Rule 10a-1 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), provides that exchange-traded securities can be sold short only at a price that is higher than the last trade or the same as the last trade price if that price is higher than the price of the previous reported trade. The requirements of Rule 10a-1 can delay, or in some cases prevent, execution of short sales, resulting in opportunity costs and increased exposure to market action.

     A Fund may also make short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. A short sale "against the box" would be made in anticipation of a decline in the market price of the securities sold short. Short sales "against the box" result in a "constructive sale" and require the Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

     A Fund will not make a short sale of securities (other than a short sale "against the box"), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales "against the box").

     In addition to enabling a Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. Calamos Advisors believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that a Fund will be able to enter into such arrangements to the desired degree.

"WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES

     A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy, as well as entering into reverse repurchase agreements or engaging in other borrowing as described below, may increase net asset value fluctuation.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

     A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement enables the Fund to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without needing to sell portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time when a Fund enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated or "earmarked" on the books of the Fund and held by the custodian throughout the period of the obligation. To the extent that positions in reverse repurchase agreements are not covered through the segregation or "earmarking" of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of a Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by segregated or "earmarked" liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or "earmarked" liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

     A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be covered by segregated liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

ILLIQUID SECURITIES

     Each of Global Growth and Income Fund, International Growth Fund, Global Equity Fund and Total Return Bond Fund may invest up to 15% of its net assets, and each other Fund may invest up to 10% of its net assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act. A position in restricted securities might adversely affect the liquidity and marketability of a portion of a Fund's portfolio, and a Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Fund's investment in restricted securities.

TEMPORARY INVESTMENTS

     A Fund may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

                             INVESTMENT RESTRICTIONS

     Each Fund has elected to be classified as a diversified, open-end management investment company.

     Except as noted below, each Fund other than Multi-Fund Blend operates under the following investment restrictions and may not:

(i) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund, Global Equity Fund and Total Return Bond Fund only) make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act if the Fund is classified as a diversified investment company;(4)

       (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) invest more than 10% of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(v) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund, Global Equity Fund and Total Return Bond Fund only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

       (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

(vi) make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or
       (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(vii) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund, Global Equity Fund and Total Return Bond Fund only) borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act;(5) (6) (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and (b) enter into transactions in options;(6)

------------
(4) Currently, under the 1940 Act, for a Fund to be classified as a diversified investment company, at least 75% of the value of the Fund's total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

(5) None of these Funds intends to purchase securities when its borrowings exceed 5% of total assets.

(6) Each Fund's borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, a Fund may borrow in an aggregate amount not exceeding 33 1/3% of its total assets, including the proceeds of borrowings, for any purpose, but borrowings from entities

(viii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(ix) (for Blue Chip Fund, Value Fund, Global Growth and Income Fund, International Growth Fund, High Yield Fund, Global Equity Fund and Total Return Bond Fund only) issue any senior security, except to the extent permitted under the 1940 Act;(7)

       (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) issue any senior security, except that the Market Neutral Income Fund may sell securities short.(7)

     Except as otherwise noted below, Multi-Fund Blend operates under the following investment restrictions (and as a fund of funds measures compliance with the following restrictions by looking through to the investments of the Funds in which it invests). Multi-Fund Blend may not:

     (i) make any investment inconsistent with its classification as a diversified investment company under the 1940 Act; (See footnote (4) above)

     (ii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

     (iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that it may (a) enter into futures, options and options on futures, (b) forward contracts and
           (c) other financial transactions not requiring the delivery of physical commodities;

     (iv) make loans, but this restriction shall not prevent it from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities; provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     (v) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow from banks and other entities up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures; provided, however, that it will not purchase securities when its total borrowings are greater than 5% of its net asset value;(6) or

     (vi) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of other investment companies.

     The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a "majority" of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.

     In addition to the fundamental restrictions listed above, and as a non-fundamental policy, no Fund may (except Multi-Fund Blend and as indicated):

----------
     other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless the Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets.

(7) Currently, under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

     (a) invest in shares of other open-end investment companies, except as permitted by the 1940 Act;(8)

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

     (d) make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities and (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause
(i);

     (e) invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by ADRs and securities guaranteed by a U.S. person), except that Total Return Bond Fund may invest up to 35% of its net assets in securities of foreign issuers and each of Global Growth and Income Fund, International Growth Fund and Global Equity Fund may invest up to all of its net assets in securities of foreign issuers;

     (f) (for Global Growth and Income Fund, International Growth Fund, Global Equity Fund and Total Return Bond Fund) invest more than 15% (or 10% in the case of each other Fund) of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

     The non-fundamental investment restrictions above may be changed by the board of trustees without shareholder approval.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

----------
(8) Each Fund other than Multi-Fund Blend intends to limit its investment in other investment companies so that, as determined immediately after a Fund invests in another investment company: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting shares of any one investment company will be owned by the Fund. Currently, under the 1940 Act, a Fund is permitted to invest in other investment companies in excess of the above limitations if certain requirements are met, including that any Fund whose shares are acquired by another Fund in accordance with
     Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. As such, each of Growth Fund, Value Fund and Global Growth and Income Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act for so long as they remain underlying funds of Multi-Fund Blend. Each Fund may invest without limitation in money market funds, provided that the conditions of Rule 12d-1 under the 1940 Act are met.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

     The following table sets forth each trustee's name, age at May 31, 2007, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

                                                                 PORTFOLIOS            PRINCIPAL OCCUPATION(S)
       NAME AND AGE               POSITION(S) WITH TRUST          OVERSEEN             AND OTHER DIRECTORSHIPS
       ------------         ----------------------------------   ----------   ----------------------------------------
John P. Calamos, Sr., 66*   Trustee and President (since 1988)       18       Chairman, CEO, and Co-Chief Investment
                                                                              Officer, Calamos Asset Management, Inc.
                                                                              ("CAM"), Calamos Holdings LLC ("CHLLC")
                                                                              and Calamos Advisors LLC and its
                                                                              predecessor ("Calamos Advisors"), and
                                                                              President and Co-Chief Investment
                                                                              Officer, Calamos Financial Services LLC
                                                                              and its predecessor("CFS"); Director,
                                                                              CAM

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

                                                                 PORTFOLIOS            PRINCIPAL OCCUPATION(S)
       NAME AND AGE               POSITION(S) WITH TRUST          OVERSEEN             AND OTHER DIRECTORSHIPS
       ------------         ----------------------------------   ----------   ----------------------------------------
Joe F. Hanauer, 69          Trustee (since 2001)                     18       Private investor; Director, MAF Bancorp
                                                                              (bank holding company); Chairman and
                                                                              Director, Move, Inc., (internet provider
                                                                              of real estate information and
                                                                              products); Director, Combined
                                                                              Investments, L.P. (investment
                                                                              management)

Weston W. Marsh, 56          Trustee (since 2002)                    18       Of Counsel and, prior thereto, Partner,
                                                                              Freeborn & Peters (law firm)

John E. Neal, 57             Trustee (since 2001)                    18       Private investor; Managing Director,
                                                                              Banc One Capital Markets, Inc.
                                                                              (investment banking) (2000-2004);
                                                                              Director, Focused Health Services
                                                                              (private disease management company),
                                                                              Equity Residential (publicly-owned
                                                                              REIT), Ranir LLC (oral products company)
                                                                              and CBA Commercial (commercial mortgage
                                                                              securitization company); Partner,
                                                                              Private Perfumery LLC (private label
                                                                              perfume company) and Linden LLC (health
                                                                              care private equity)

William R. Rybak, 56         Trustee (since 2002)                    18       Private investor; formerly Executive
                                                                              Vice President and Chief Financial
                                                                              Officer, Van Kampen Investments, Inc.
                                                                              and subsidiaries (investment manager);
                                                                              Director, Howe Barnes Hoefer Arnett,
                                                                              Inc. (investment services firm) and
                                                                              PrivateBancorp, Inc. (bank holding
                                                                              company); Trustee, JNL Series Trust, JNL
                                                                              Investors Series Trust, JNL Variable
                                                                              Fund LLC and JNLNY Variable Fund I LLC**

Stephen B. Timbers, 62      Trustee (since 2004);                    18       Private investor; formerly Vice
                            Lead Independent Trustee                          Chairman, Northern Trust Corporation
                            (since 2005)                                      (bank holding company); formerly
                                                                              President and Chief Executive Officer,
                                                                              Northern Trust Investments, N.A.
                                                                              (investment manager); formerly
                                                                              President, Northern Trust Global
                                                                              Investments, a division of Northern
                                                                              Trust Corporation and Executive Vice
                                                                              President, The Northern Trust
                                                                              Corporation; formerly, Director,
                                                                              Northern Trust Securities, Inc.

David D. Tripple, 63         Trustee (since 2006)                     18      Private investor; Trustee, Century
                                                                              Shares Trust and Century Small Cap
                                                                              Select Fund***

----------
* Mr. Calamos is an "interested person" of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and Calamos Financial Services LLC.

**   Overseeing 91 portfolios in fund complex.

***  Overseeing two portfolios in fund complex.

     The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

     OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer's name, age at May 31, 2007, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

       NAME AND AGE               POSITION(S) WITH TRUST              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
       ------------         ----------------------------------   -----------------------------------------------------
Nimish S. Bhatt, 43         Treasurer (since 2004)               Senior Vice President and Director of Operations,
                                                                 CAM, CHLLC, Calamos Advisors and CFS (since 2004);
                                                                 Senior Vice President, Alternative Investments and
                                                                 Tax Services, The BISYS Group, Inc., prior thereto

Nick P. Calamos, 45*        Vice President (since 1992)          Senior Executive Vice President and Co-Chief
                                                                 Investment Officer, CAM, CHLLC, Calamos Advisors and
                                                                 CFS

Patrick H. Dudasik, 52      Vice President (since 2001)          Executive Vice President, Chief Financial Officer
                                                                 and Treasurer, CAM and CHLLC (since 2004), Calamos
                                                                 Advisors and CFS (since 2001); Chief Operating
                                                                 Officer, CAM, CHLLC and CFS (since 2007);
                                                                 Administrative Officer, CAM and CHLLC (2004-2005),
                                                                 Calamos Advisors and CFS (2001-2005)

James S. Hamman, Jr., 37    Secretary (since 1998)               Executive Vice President, Secretary and General
                                                                 Counsel, CAM, CHLLC, Calamos Advisors and CFS; Chief
                                                                 Compliance Officer of the Trust (2004-2005)

Mark J. Mickey, 56          Chief Compliance Officer             Chief Compliance Officer, Calamos Funds (since 2005)
                            (since 2005)                         and Chief Compliance Officer, Calamos Advisors
                                                                 (2005-2006); Director of Risk Assessment and Internal
                                                                 Audit, Calamos Advisors (2003-2005); President, Mark
                                                                 Mickey Consulting (2002-2003)

----------
* Nick P. Calamos resigned from the board of trustees effective June 28, 2006.

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

     COMMITTEES OF THE BOARD OF TRUSTEES. The Trust's board of trustees currently has six standing committees:

Executive Committee. Messrs. John Calamos and Stephen Timbers are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John Calamos is an interested trustee of the Trust.

Dividend Committee. Mr. John Calamos serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the shares of the Trust's series in accordance with such series' distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of the Trust's audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.

Valuation Committee. Messrs. Marsh, Timbers and Tripple serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, reviews the Trust's valuation procedures and their application by the pricing committee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.

Governance Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the board of trustees regarding candidates for election as non- interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee's charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.

     A Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust's Secretary, at the address of the Trust's principal executive offices. The shareholder recommendation must include:

- the number and class of all shares of the Trust's series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

- a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

- information as to whether the candidate is, has been or may be an "interested person" (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an "interested person," information regarding the candidate that will be sufficient for the committee to make such determination;

- the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

- a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

- the class or series and number of all shares of the Trust's series owned of record or beneficially by the candidate, as reported by the candidate; and

- such other information that would be helpful to the governance committee in evaluating the candidate.

     The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

     Unless otherwise specified by the governance committee's chairman or by legal counsel to the non-interested trustees, the Trust's Secretary will promptly forward all shareholder recommendations to the governance committee's chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

     Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

In addition to the above committees, there is a pricing committee, appointed by the board of trustees, comprised of officers of the Trust and employees of Calamos Advisors.

     Effective June 29, 2006, the Trust changed its fiscal year end from March 31 to October 31. The following table identifies the number of meetings the board and each committee held during the seven months ended October 31, 2006 and the fiscal year ended March 31, 2006.

                       NUMBER OF MEETINGS DURING   NUMBER OF MEETINGS DURING
                           SEVEN MONTHS ENDED          FISCAL YEAR ENDED
                            OCTOBER 31, 2006             MARCH 31, 2006
                       -------------------------   -------------------------
Board                              2                           6
Executive Committee                1                           0
Audit Committee                    2                           7
Governance Committee               2                           6
Dividend Committee                 0                           0
Valuation Committee*               0                           0

----------
*    The Valuation Committee was not formed until December 14, 2006.

     All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees held during each such fiscal year except that Nick Calamos attended 67% of the meetings held during the fiscal year ended March 31, 2006.

TRUSTEE AND OFFICER COMPENSATION. Mr. John Calamos, the trustee who is an "interested person" of the Trust, does not receive compensation from the Trust. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Trust. Mr. Mickey is the only Trust officer who receives compensation from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the periods indicated to each of the current trustees and officers compensated by the Trust.

                         SEVEN MONTHS ENDED OCTOBER 31, 2006       FISCAL YEAR ENDED MARCH 31, 2006
                       --------------------------------------   --------------------------------------
                           AGGREGATE       TOTAL COMPENSATION       AGGREGATE       TOTAL COMPENSATION
                          COMPENSATION        FROM CALAMOS         COMPENSATION        FROM CALAMOS
       NAME            FROM THE TRUST(1)     FUND COMPLEX(2)    FROM THE TRUST(1)     FUND COMPLEX(3)
       ----            -----------------   ------------------   -----------------   ------------------
John P. Calamos, Sr.       $     0               $     0             $      0            $      0
Joe F. Hanauer              38,218                49,000               81,181             110,500
Weston W. Marsh(1)          38,218                49,000               83,507             113,500
John E. Neal(1)             44,071                56,500               92,063             124,750
William R. Rybak            41,145                52,750               89,171             121,000
Stephen B. Timbers          53,825                69,000              110,370             148,500
David D. Tripple            38,218                49,000               21,321              27,500
Mark J. Mickey              68,020                87,500               77,242             100,000

----------
(1) Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds selected by the trustee. As of October 31, 2006, the values of the deferred compensation accounts of each of Messrs. Marsh and Neal were $203,673 and $366,829, respectively. As of March 31, 2006, the values of those accounts were $157,930 and $315,890, respectively.

(2)  Consisting of 15 portfolios as of the end of the period indicated.

(3)  Consisting of 14 portfolios as of the end of the period indicated.

     Beginning on November 1, 2006, the compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $80,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $6,000 for any regular board meeting attended in person, $3,000 for any regular board meeting attended by telephone and $3,000 for any special board meeting or committee meeting attended in person or by telephone.

     Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

     The Trust has adopted a deferred compensation plan for non-interested trustees (the "Plan"). Under the Plan, a trustee who is not an "interested person" of Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the Funds as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

     At December 31, 2006, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds, and of all funds in the Fund Complex having values within the indicated dollar ranges.

                            GROWTH FUND           BLUE CHIP FUND         VALUE FUND       INTERNATIONAL GROWTH FUND
                       ---------------------   -------------------   ------------------   -------------------------
John P. Calamos, Sr.   Over $100,000           Over $100,000         Over $100,000        Over $100,000
Joe F. Hanauer         Over $100,000           Over $100,000         None                 Over $100,000
Weston W. Marsh        Over $100,000           Over $100,000         None                 Over $100,000
John E. Neal           Over $100,000           None                  None                 None
William R. Rybak       $10,001 - $50,000       $10,001 - $50,000     $10,001 - $50,000    None
Stephen B. Timbers     Over $100,000           None                  None                 None
David D. Tripple       $10,001 - $50,000       $50,001 - $100,000    $50,001 - $100,000   $50,001 - $100,000

                        GLOBAL GROWTH             GROWTH                                                             MARKET
                       AND INCOME FUND        AND INCOME FUND       HIGH YIELD FUND       CONVERTIBLE FUND    NEUTRAL INCOME FUND
                     -------------------   --------------------   -------------------   -------------------   -------------------
John P. Calamos      Over $100,000          Over $100,000         Over $100,000         Over $100,000         None
Joe F. Hanauer       Over $100,000          Over $100,000         $50,001 - $100,000    None                  $50,001 - $100,000
Weston W. Marsh      None                   None                  Over $100,000         Over $100,000         None
John E. Neal         None                   None                  None                  None                  Over $100,000
William R. Rybak     $10,001 - $50,000      $10,001 - $50,000     $10,001 - $50,000     $10,001 - $50,000     $10,001 - $50,000
Stephen B. Timbers   None                   Over $100,000         Over $100,000         None                  None
David D. Tripple     $50,001 - $100,000     $10,001 - $50,000     $50,001 - $100,000    $10,001 - $50,000     $50,001 - $100,000

                                                          AGGREGATE
                                            TOTAL        DOLLAR RANGE
                                  GLOBAL   RETURN        OF SHARES OF
                     MULTI-FUND   EQUITY    BOND       ALL FUNDS IN THE
                        BLEND      FUND*    FUND*        FUND COMPLEX
                     ----------   ------   ------   ---------------------
John P. Calamos      None         None     None     Over $100,000
Joe F. Hanauer       None         None     None     Over $100,000
Weston W. Marsh      None         None     None     Over $100,000
John E. Neal         None         None     None     Over $100,000
William R. Rybak     None         None     None     Over $100,000
Stephen B. Timbers   None         None     None     Over $100,000
David D. Tripple     None         None     None     Over $100,000

----------
* As of December 31, 2006, neither Global Equity Fund nor Total Return Bond Fund had commenced operation.


No trustee who is not an "interested person" of the Trust owns beneficially or of record, any security of Calamos Advisors, CFS, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Calamos Advisors or CFS.

     CODE OF ETHICS. Employees of Calamos Advisors and Calamos Financial Services LLC ("CFS"), the Funds' distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust, Calamos Advisors and CFS. The Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS employees and the interests of investment advisory clients such as the Trust. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     PROXY VOTING PROCEDURES. Each Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees' general oversight. Each Fund expects Calamos Advisors to vote proxies related to that Fund's portfolio securities for which the Fund has voting authority consistent with the Fund's best economic interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the "Policies"). The Policies address, among other things, conflicts of interest that may arise between the Funds' interests, and the interests of Calamos Advisors and its affiliates.

     The following is a summary of the Policies used by Calamos Advisors in voting proxies.

     To assist it in voting proxies, Calamos Advisors has established a committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.

     In general, if Calamos Advisors believes that a company's management and board have interests sufficiently aligned with the Fund's interest, Calamos Advisors will vote in favor of proposals recommended by the company's board. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos Advisors will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

     Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of a Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.

     Finally, Calamos Advisors has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Funds. These procedures provide that the committee, along with Calamos Advisors' Legal and Compliance Departments, will examine conflicts of interests with the Funds of which Calamos Advisors is aware and seek to resolve such conflicts in the Funds' best interests, irrespective of any such conflict. If a member of the committee has a personal conflict of interest, that member will refrain from voting and the remainder of the committee will determine how to vote the proxy solely on the investment merits of any proposal. The committee will then memorialize the conflict and the procedures used to address the conflict.

     The Trust is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. The Trust's proxy voting record for the most recent 12-month period ending June 30 is available by August 31 of each year (1) on the SEC's website at www.sec.gov and (2) without charge, upon request, by calling 800-582-6959.

     You may obtain a copy of Calamos Advisors' Policies by calling (800) 582-6959, by visiting Calamos Advisors' website at www.calamos.com, by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Commission's website at www.sec.gov.

     DISCLOSURE OF PORTFOLIO HOLDINGS. The board of trustees, including a majority of the non-interested trustees, has adopted policies and procedures to govern the disclosure of portfolio security holdings. The board of trustees considered the circumstances under which portfolio security holdings may be disclosed to different categories of persons and how to address actual and potential conflicts of interests between the interests of the Funds' shareholders, on the one hand, and those of Calamos Advisors and CFS, on the other. After giving due consideration to such matters and after exercising their fiduciary duties and reasonable business judgment, the board of trustees determined that the Funds have a legitimate business purpose for disclosing portfolio security holdings to the persons described in the policies and procedures, and that the policies and procedures are reasonably designed to ensure that disclosures of portfolio security holdings are not opposed to the best interests of shareholders and appropriately address the potential for material conflicts of interest.

     Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Funds' service providers and other third parties only in accordance with the policies and procedures adopted by the board of trustees.

Disclosure to the Public

A complete list of portfolio security holdings as of the last business day of the preceding fiscal quarter may be disclosed no earlier than 45 days and no later than 60 days after such quarter. In addition, a complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed no earlier than 30 days after such quarter. The information relating to both the preceding fiscal quarter and the preceding calendar quarter will be posted on www.calamos.com.

     A subset of each Fund's portfolio security holdings, such as a top ten list or representative holdings, as of the last business day of the preceding month may be disclosed no earlier than 10 days after such month end. This information will be posted on www.calamos.com pursuant to the procedures.

Non-Public Disclosure

Disclosure to Rating and Ranking Agencies. A complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed to rating or ranking agencies, such as S&P, Moody's, Morningstar, Inc. ("Morningstar") and Lipper, Inc. ("Lipper"), no earlier than 30 days after the end of such quarter. Any non-public disclosure to rating or ranking agencies shall be made subject to a duty of confidentiality, including a duty not to trade on non-public information. As of May 31, 2007, the following rating or ranking agencies are provided portfolio security holdings information in connection with the above procedures: S&P, Morningstar, Lipper, Bloomberg LP, Thompson Financial Group, LLC, Vickers Stock Research Corporation, and CapitalBridge, Inc.

Disclosure to Third Parties. Portfolio security holdings may be disclosed more frequently than described above to third parties, with little or no lag time, when a Fund has a legitimate business purpose for doing so. The frequency and lag time of such disclosure is based upon each party's need for the information. Third parties include, but are not limited to, each Fund's investment adviser, principal underwriter, custodian, transfer agent, administrator, fund accounting agent, financial accounting agent, independent auditors, attorneys or such other selected third parties. As of May 31, 2007, the following parties receive non-public portfolio security holdings disclosure: Calamos Advisors, CFS, State Street Bank & Trust Company, The Bank of New York Company, Inc., US Bancorp Fund Services LLC, Deloitte & Touche LLP, Wall Street Concepts, Inc., and Bell, Boyd & Lloyd LLP. The third parties have a duty to keep the Funds' non-public information confidential either through written contractual arrangements with the Funds or Calamos Advisors, or by the nature of their fiduciary duty with respect to the Funds, which includes a duty of confidentiality and a duty to refrain from trading on non-public information.

The Funds may be harmed if the service providers breach any non-contractual duty to keep the Funds' non-public information confidential as the Funds may have no contractual remedies or recourse against such breaching parties.

In certain circumstances, Calamos Advisors may disclose portfolio security holdings information on an accelerated basis (prior to disclosure of the information to the public) and outside of an ongoing arrangement, with the authorization of Calamos Advisors' General Counsel or the Trust's Chief Compliance Officer, when a legitimate business purpose exists for disclosing such information. For example, from time to time Calamos Advisors may receive requests for proposals (RFPs) from consultants or potential clients that request information about a Fund's holdings prior to disclosure of the information to the public. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where Calamos Advisors has reason to believe that the data will be used only for legitimate business purposes and not for trading.

In addition, the Funds, Calamos Advisors, CFS and the Funds' administrator and custodian may, for legitimate business purposes within the scope of their duties and responsibilities, disclose portfolio security holdings (whether a complete list of portfolio security holdings or a subset thereof) and other positions comprising the Funds' assets to one or more broker-dealers or foreign custodians during the course of, or in connection with, normal day-to-day securities and derivative transactions with or through such broker-dealers or foreign custodians, subject to such broker-dealer's obligation and/or foreign custodian's fiduciary duty not to disclose or use material, non-public information concerning the Funds' portfolio security holdings without the consent of the Funds or their agents. Any such disclosure must be approved in writing by Calamos Advisors' General Counsel or, in his absence, the Trust's Chief Compliance Officer.

Disclosures required by Applicable Law. The Funds, Calamos Advisors and CFS may disclose portfolio security holdings information of the Funds as may be required by applicable law, rule, regulation or court order. Any officer of the Funds, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.

As part of the Funds' compliance program under Rule 38a-1 under the 1940 Act, the Trust's Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The board of trustees will oversee disclosures through the reporting of the Chief Compliance Officer.

The Funds, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.

                          INVESTMENT ADVISORY SERVICES

     Investment management and certain other services are provided to the Trust by Calamos Advisors pursuant to a Management Agreement (the "Management Agreement") dated August 1, 2000. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust. For more information, see the prospectus under "Who manages the Funds?"

     Each Fund, except Multi-Fund Blend, pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a monthly basis. Growth Fund pays a fee on its average daily net assets at the annual rate of 1.00% on the first $500 million, 0.90% on the next $500 million, 0.80% on the next $5 billion (over $1 billion to $6 billion), 0.78% on the next $5 billion (over $6 billion to $11 billion), 0.76% on the next $5 billion (over $11 billion to $16 billion), 0.74% on the next $5 billion (over $16 billion to $21 billion), 0.72% on the next $5 billion (over $21 billion to $26 billion) and 0.70% on average daily net assets in excess of $26 billion. Each of Growth and Income Fund, Convertible Fund, Market Neutral Income Fund and High Yield Fund pays a fee on its average daily net assets is at the annual rate of 0.75% on the first $500 million, 0.70% on the next $500 million, and 0.65% on average daily net assets in excess of $1 billion.

     Each of Global Growth and Income Fund, Blue Chip Fund and Value Fund pays a fee on its average daily net assets at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion.

     Total Return Bond Fund pays a fee on its average daily net assets at the annual rate of 0.55% on the first $500 million, 0.53% on the next $500 million, 0.51% on the next $5 billion (over $1 billion to $6 billion), 0.49% on the next $5 billion (over $6 billion to $11 billion), 0.48% on the next $5 billion (over $11 billion to $16 billion), 0.47% on the next $5 billion (over $16 billion to $21 billion), 0.46% on the next $5 billion (over $21 billion to $26 billion), and 0.45% on average daily net assets in excess of $26 billion.

     Each of International Growth Fund and Global Equity Fund pays a base fee, subject to possible adjustment based on the Fund's performance, as described in the prospectuses for those Funds. The base fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion. For International Growth Fund, the performance adjustment equally increases or decreases the fee, on a monthly basis, by 1/12 of 0.03% of the Fund's average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index (the "Growth Index") over the performance measurement period on an annualized basis, respectively. For Global Equity Fund, the performance adjustment equally increases or decreases the fee, on a monthly basis, by 1/12 of 0.03% of the Fund's average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI World Index (the "World Index") over the performance measurement period on an annualized basis, respectively.

     If the board of trustees determines that another index is appropriate for International Growth Fund or Global Equity Fund, it may designate a successor index to be substituted, subject to approval by shareholders.

     The performance measurement period for International Growth Fund began at the start of the first full month of operation (April 1, 2005) and will eventually include the trailing 36 months. Prior to March 1, 2006, only the base fee was payable, and there was no performance adjustment. Commencing in March 2006, the base fee was subject to adjustment based on the performance of the Fund's Class A shares relative to that of the Growth Index over the 12 calendar months ended March 31, 2006. For each succeeding month through March 2008 the period over which the performance measurement period will increase by one month, and thereafter the performance measurement period will be the trailing 36 months. The performance measurement period for Global Equity Fund will commence at the beginning of its first full month of operation and will eventually include 36 months. Starting with the twelfth month, the performance adjustment takes effect. For each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

     The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate for each of International Growth Fund and Global Equity Fund is +/-0.30% of such Fund's average daily net assets over the performance measurement period. The performance adjustment rate is divided by 12 and multiplied by the Fund's average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms its respective Index during that period.

     The investment performance of each of International Growth Fund and Global Equity Fund will be the sum of: (1) the change in such Fund's net asset value ("NAV") per Class A share during the performance measurement period; plus (2) the value of such Fund's cash distributions per share accumulated to the end of the performance measurement period; plus (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the performance measurement period; expressed as a percentage of such Fund's NAV per Class A share at the beginning of the performance measurement period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The investment record of each Index will be the sum of: (1) the change in the level of the Index during the performance measurement period; plus (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the performance management period; expressed as a percentage of the Index level at the beginning of the performance measurement period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the Management Agreement, in recognition of the fact that under the Management Agreement, each underlying fund pays Calamos Advisors a fee. Multi-Fund Blend indirectly bears the management fee (and other expenses) of the underlying Funds in which it invests.

     Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.

     During the periods shown below, each of the Funds paid total advisory fees and was reimbursed by Calamos Advisors for expenses in excess of applicable expense limitations as follows:

                                   SEVEN
                                   MONTHS
                                   ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED
                                  10/31/06       3/31/06       3/31/05       3/31/04
                                -----------   ------------   -----------   -----------
DESCRIPTION OF FUND
Growth Fund
   Advisory fee                 $84,606,120   $133,121,436   $90,988,486   $43,944,860
   Waiver or reimbursement               --             --            --            --
                                -----------   ------------   -----------   -----------
   Net fee                       84,606,120    133,121,436    90,988,486    43,944,860
Blue Chip Fund
   Advisory fee                     801,004      1,179,346       690,423        69,217
   Waiver or reimbursement               --             --            --       (56,256)
                                -----------   ------------   -----------   -----------
   Net fee                          801,004      1,179,346       690,423        12,961
Value Fund
   Advisory fee                     719,520      1,155,286       879,746       282,743
   Waiver or reimbursement               --             --            --       (75,565)
                                -----------   ------------   -----------   -----------
   Net Fee                          719,520      1,155,286       879,746       207,178
International Growth Fund(1)
   Advisory fee                   1,589,698      1,227,929        20,784           N/A
   Performance fee                   87,323         28,560            --           N/A
   Waiver or reimbursement               --             --       (26,537)          N/A
                                -----------   ------------   -----------   -----------
   Net fee                        1,677,021      1,256,489             0           N/A
Global Growth and Income Fund
   Advisory fee                   4,342,249      4,368,837     2,488,185       862,957
   Waiver or reimbursement               --             --            --            --
                                -----------   ------------   -----------   -----------
   Net fee                        4,342,249      4,368,837     2,488,185       862,957
Growth and Income Fund
   Advisory fee                  24,631,981     36,194,328    28,774,073    17,157,408
   Waiver or reimbursement               --             --            --            --
                                -----------   ------------   -----------   -----------
   Net fee                       24,631,981     36,194,328    28,774,073    17,157,408
High Yield Fund
   Advisory fee                   1,056,263      1,616,412     1,544,821     1,186,299
   Waiver or reimbursement               --             --            --            --
                                -----------   ------------   -----------   -----------
   Net fee                        1,056,263      1,616,412     1,544,821     1,186,299
Convertible Fund
   Advisory fee                   3,738,111      7,450,743     9,049,302     9,830,619
   Waiver or reimbursement               --             --            --            --
                                -----------   ------------   -----------   -----------
   Net fee                        3,738,111      7,450,743     9,049,302     9,830,619
Market Neutral Income Fund
   Advisory fee                   2,927,918      2,704,181     4,430,137     5,339,750
   Waiver or reimbursement               --             --            --            --
                                -----------   ------------   -----------   -----------
   Net fee                        2,927,918      2,704,181     4,430,137     5,339,750
Multi-Fund Blend(2)                     N/A            N/A           N/A           N/A
Global Equity Fund(3)                   N/A            N/A           N/A           N/A
Total Return Bond Fund(3)               N/A            N/A           N/A           N/A

----------
(1) International Growth Fund commenced operation on March 16, 2005. For the year ended March 31, 2005, Calamos Advisors reimbursed other operating expenses of International Growth Fund in the amount of $5,753.

(2)  Multi-Fund Blend does not pay an advisory fee.

(3) As of October 31, 2006, neither Global Equity Fund nor Total Return Bond Fund had commenced operation.

     The use of the name "Calamos" in the name of the Trust and in the names of the Funds are pursuant to licenses granted by Calamos Advisors, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as investment adviser to the Funds.

EXPENSES

     Subject to the expense limitations described below, the Funds pay all their own operating expenses that are not specifically assumed by Calamos Advisors, including (i) fees of Calamos Advisors; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, Calamos Advisors or CFS;
(iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the Funds' organization and registration and qualification of the Funds and their shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Funds' Distribution Plans; and (xi) brokerage commissions and other transaction-related costs.

     Calamos Advisors has contractually undertaken to limit the annual operating expenses of each class of shares of each Fund other than Multi-Fund Blend through February 29, 2008, and the other expenses of each class of shares of Multi-Fund Blend through August 31, 2007, in excess of certain limits. For purposes of this agreement, operating expenses do not include dividends on short positions.

                           TEAM APPROACH TO MANAGEMENT

     CALAMOS ADVISORS employs a team approach to portfolio management, with teams comprised generally of the Co-Chief Investment Officers (the "Co-CIOs"), senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. John
P. Calamos, Sr., Co-CIO of CALAMOS ADVISORS, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Co-CIO of CALAMOS ADVISORS, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts, and Matthew Toms is Director of Fixed Income. The Co-CIOs, directors and senior strategy analysts are referred to collectively as "Team Leaders."

     The Team Leaders also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts for the periods indicated is set forth below.

                                              NUMBER OF OTHER ACCOUNTS MANAGED AND
                                         ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2006*
                       ---------------------------------------------------------------------------------
                               REGISTERED                 OTHER POOLED
                               INVESTMENT                  INVESTMENT                    OTHER
                                COMPANIES                   VEHICLES                   ACCOUNTS
                       --------------------------   -----------------------   --------------------------
TEAM LEADER            ACCOUNTS        ASSETS       ACCOUNTS      ASSETS      ACCOUNTS        ASSETS
-----------------      --------   ---------------   --------   ------------   --------   ---------------
John P. Calamos, Sr.      19      $34,265,733,500       3      $157,150,982    24,107    $11,411,070,978
Nick P. Calamos           19       34,265,733,500       3       157,150,982    24,107     11,411,070,978
John P. Calamos, Jr.      19       34,265,733,500       3       157,150,982    24,107     11,411,070,978
John Hillenbrand          18       33,391,823,326       2       144,807,710    24,107     11,411,070,978
Steve Klouda              18       33,391,823,326       2       144,807,710    24,107     11,411,070,978
Jeff Scudieri             18       33,391,823,326       2       144,807,710    24,107     11,411,070,978
Matthew Toms**             1          543,790,015       0                 0         0                  0
Jon Vacko                 18       33,391,823,326       2       144,807,710    24,107     11,411,070,978

----------
* Each Team Leader may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Team Leader or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

**  Information for Matthew Toms is presented as of May 31, 2007.

                                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY
                                   FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2006*
                       ------------------------------------------------------------------------
                              REGISTERED              OTHER POOLED
                              INVESTMENT               INVESTMENT                 OTHER
                              COMPANIES                 VEHICLES                 ACCOUNTS
                       -----------------------   ----------------------   ---------------------
TEAM LEADER            ACCOUNTS      ASSETS      ACCOUNTS      ASSETS     ACCOUNTS     ASSETS
-----------------      --------   ------------   --------   -----------   --------   ----------
John P. Calamos, Sr.        1     $298,895,958       2      $95,215,600       1      $9,326,764
Nick P. Calamos             1      298,895,958       2       95,215,600       1       9,326,764
John P. Calamos, Jr.        1      298,895,958       2       95,215,600       1       9,326,764
John Hillenbrand            1      298,895,958       1       82,872,327       1       9,326,764
Steve Klouda                1      298,895,958       1       82,872,327       1       9,326,764
Jeff Scudieri               1      298,895,958       1       82,872,327       1       9,326,764
Matthew Toms**              0                0       0                0       0               0
Jon Vacko                   1      298,895,958       1       82,872,327       1       9,326,764

----------
* Each Team Leader may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Team Leader or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

**  Information for Matthew Toms is presented as of May 31, 2007.

     The Funds' Team Leaders are responsible for managing both the Funds and other accounts, including separate accounts and unregistered funds.

     Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a "rotational" method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

     A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size;
(b) the client has precluded Calamos Advisors from using a particular broker;
(c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors' head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.

     Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

     The Team Leaders advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Team Leader to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Team Leaders from such accounts due to unrealized appreciation as well as realized gains in the client's account.

     As of October 31, 2006, Team Leaders John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. receive all of their compensation from Calamos Advisors. Each has entered into employment agreements that provide for compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary, ranging from 300% to 600%, with a maximum annual bonus opportunity of 150% of the target bonus. Also, due to the ownership and executive management positions with Calamos Advisors and its parent company, additional multiple corporate objectives are utilized to determine the discretionary target bonus for John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. For 2006, the additional corporate objectives were: marketing effectiveness, as measured by year-end assets under management, redemption rates, and growth in assets under management as compared to the industry peer group; portfolio performance, as measured by risk-adjusted performance of the investment strategies managed by the company over a blended short- and long-term measurement period; revenue growth, measured by total investment management fees and growth in investment management fee revenues compared to the industry peer group percentages; operating leverage, as measured by operating margin relative to the industry peer group; and stockholder return relative to the industry peer group. Stockholder return is measured by the sum of (i) the difference between the closing stock price at the end and beginning of the year and (ii) dividends paid during the year; divided by the closing stock price at the beginning of the year.

     As of October 31, 2006, John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko, and, as of May 31, 2007, Matthew Toms, receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary.

     The amounts paid to all Team Leaders and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Team Leaders' compensation structure does not differentiate between the Funds and other accounts managed by the Team Leaders, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the Team Leaders. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors.

     All Team Leaders are eligible to receive annual equity awards under a long term incentive compensation program. With respect to John P. Calamos, Sr., Nick
P. Calamos and John P. Calamos, Jr., the target annual equity awards are set at a percentage of base salary. With respect to John Hillenbrand, Steve Klouda, Jeff Scudieri, Matthew Toms and Jon Vacko, the target annual equity awards are each set at a percentage of the respective base salaries.

     Historically, the annual equity awards granted under the long-term incentive compensation program have been comprised of stock options and restricted stock units. The stock options and restricted stock units issued to date have vested annually in one-third installments beginning in the fourth year after the grant date and each award has been subject to accelerated vesting under certain conditions. Unless terminated early, the stock options have a ten-year term.

     At October 31, 2006, each Team Leader beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds having values within the indicated dollar ranges.

                                                                                                GLOBAL GROWTH AND
                            GROWTH FUND          BLUE CHIP FUND             VALUE FUND             INCOME FUND
                       --------------------   --------------------   ----------------------   --------------------
John P. Calamos, Sr.      Over $1,000,000        Over $1,000,000         Over $1,000,000         Over $1,000,000
Nick P. Calamos           Over $1,000,000        Over $1,000,000         Over $1,000,000         Over $1,000,000
John P. Calamos, Jr.      Over $1,000,000        Over $1,000,000     $500,001 to $1,000,000      Over $1,000,000
John Hillenbrand        $10,001 to $50,000            None             $10,001 to $50,000      $10,001 to $50,000
Steve Klouda           $100,001 to $500,000   $100,001 to $500,000    $100,001 to $500,000     $10,001 to $50,000
Jeff Scudieri          $100,001 to $500,000    $50,001 to $100,000    $100,001 to $500,000    $100,001 to $500,000
Matthew Toms**                 None                   None                    None                  $1 to $10,000
Jon Vacko              $100,001 to $500,000    $50,001 to $100,000     $50,001 to $100,000     $10,001 to $50,000

                         GROWTH AND INCOME    INTERNATIONAL GROWTH
                               FUND                   FUND              HIGH YIELD FUND        CONVERTIBLE FUND
                       --------------------   --------------------   ---------------------   --------------------
John P. Calamos, Sr.      Over $1,000,000        Over $1,000,000        Over $1,000,000         Over $1,000,000
Nick P. Calamos           Over $1,000,000      $10,001 to $50,000       Over $1,000,000      $100,001 to $500,000
John P. Calamos, Jr.      Over $1,000,000     $100,001 to $500,000    $100,001 to $500,000   $100,001 to $500,000
John Hillenbrand        $10,001 to $50,000            None             $10,001 to $50,000            None
Steve Klouda           $100,001 to $500,000    $10,001 to $50,000             None                   None
Jeff Scudieri          $100,001 to $500,000    $50,001 to $100,000     $10,001 to $50,000            None
Matthew Toms**                 None                 $1 to $10,000             None                 $1 to $10,000
Jon Vacko               $50,001 to $100,000    $50,001 to $100,000     $10,001 to $50,000            None

                          MARKET NEUTRAL
                           INCOME FUND        MULTI-FUND BLEND   GLOBAL EQUITY FUND*   TOTAL RETURN BOND FUND*
                       --------------------   ----------------   -------------------   ------------------------
John P. Calamos, Sr.           None                 None                 N/A                      N/A
Nick P. Calamos                None                 None                 N/A                      N/A
John P. Calamos, Jr.   $100,001 to $500,000         None                 N/A                      N/A
John Hillenbrand        $10,001 to $50,000          None                 N/A                      N/A
Steve Klouda                   None                 None                 N/A                      N/A
Jeff Scudieri           $10,001 to $50,000          None                 N/A                      N/A
Matthew Toms**               $1 to $10,000          None                 None                     N/A
Jon Vacko                      None                 None                 N/A                      N/A

----------
* As of October 31, 2006, neither Global Equity Fund nor Total Return Bond Fund had commenced operation.

**  Information for Matthew Toms is presented as of May 31, 2007.

                                DISTRIBUTION PLAN

     The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby Class A shares, Class B shares, Class C shares and Class R shares of each Fund pay to CFS service and distribution fees as described in the prospectus. No distribution or service fees are paid with respect to Class I shares. CFS may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Funds and for other purposes.

     The Trust's board of trustees has determined that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility, which could benefit each class of Fund shareholders. A cash flow from sales of shares may enable a Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the Funds' size would be in the shareholders' best interests because increased size would allow the Funds to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. Even in the case of a Fund that is closed to new investors, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The board of trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of CFS, as the Funds' distributor, in promoting the continuous sale of the Funds' shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

     The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of each Fund. The Plan must be reviewed annually by the board of trustees and may be continued from year to year by vote of the board, including a majority of the trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the Plan's operation ("non-interested trustees"), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and CFS, or, as to the Fund, by vote of a majority of the Fund's outstanding shares.

     The Plan may not be amended as to any class of shares of any Fund to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected class, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

     CFS is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as may reasonably be requested to enable the board to make an informed determination of whether the Plan should be continued.

     During the seven months ended October 31, 2006, payments to CFS and broker-dealers pursuant to the Plan were made in the following amounts:

                                    BLUE                   INTERNATIONAL      GLOBAL      GROWTH AND
                     GROWTH         CHIP         VALUE         GROWTH       GROWTH AND      INCOME
                      FUND          FUND         FUND           FUND       INCOME FUND       FUND
                 -------------   ----------   ----------   -------------   -----------   ------------
CFS
Class A             19,182,702      142,726      137,755         217,967       607,337      4,972,516
Class B              7,664,509       45,628       53,993          94,758       326,000      4,226,680
Class C             22,536,713       78,855       86,497         298,590     1,427,548     12,272,544
Class R+                   N/A          N/A          N/A             N/A           N/A            N/A
BROKER-DEALERS
Class A          18,224,329.56   141,181.28   136,344.50      214,585.54    588,579.71   4,876,516.50
Class B           1,909,748.80    11,324.98    13,048.15       23,346.24     81,142.77   1,054,909.04
Class C          17,391,539.21    66,863.76    68,288.63       59,123.19    841,145.19   9,633,527.17
Class R+                   N/A          N/A          N/A             N/A           N/A            N/A

                                                MARKET      MULTI-    GLOBAL   TOTAL RETURN
                 HIGH YIELD    CONVERTIBLE     NEUTRAL       FUND     EQUITY       BOND
                    FUND          FUND       INCOME FUND    BLEND*    FUND**      FUND**
                 ----------   ------------   -----------   --------   ------   ------------
CFS
Class A             213,312        541,083       558,378      1,399     N/A         N/A
Class B             185,258        937,874       245,790      1,183     N/A         N/A
Class C             356,756      1,890,094     1,444,374      2,486     N/A         N/A
Class R+                N/A            N/A           N/A        N/A     N/A         N/A
BROKER-DEALERS
Class A          208,291.03     498,075.07    552,725.61   1,276.50     N/A         N/A
Class B           46,171.06     234,373.65     61,049.38     257.94     N/A         N/A
Class C          301,238.30   1,886,602.43    516,225.25     692.65     N/A         N/A
Class R+                N/A            N/A           N/A        N/A     N/A         N/A

----------
+    Class R shares were first offered on March 1, 2007.

*    Multi-Fund Blend commenced operation on June 28, 2006.

** As of October 31, 2006, neither Global Equity Fund nor Total Return Bond Fund had commenced operation.

     During the fiscal year ended March 31, 2006, payments to CFS and broker-dealers pursuant to the Plan were made in the following amounts:

                                     BLUE                     INTERNATIONAL      GLOBAL       GROWTH AND
                     GROWTH          CHIP          VALUE          GROWTH       GROWTH AND       INCOME
                      FUND           FUND           FUND           FUND       INCOME FUND        FUND
                 --------------   ----------    -----------   -------------   -----------   --------------
CFS
Class A          $   29,959,263   $   216,746   $   222,144    $   233,087    $   624,056   $    7,123,592
Class B              12,474,110        84,458        89,077         43,923        343,323        6,793,225
Class C              35,156,874       138,094       140,456        109,077      1,401,962       18,065,732
Class R+                    N/A           N/A           N/A            N/A            N/A              N/A
BROKER-DEALERS
Class A           28,291,682.05    186,101.88    178,557.34     132,155.99     574,527.11     6,944,957.03
Class B            3,097,484.48     20,546.09     21,538.46      10,508.91      85,001.78     1,693,829.98
Class C           23,435,623.26     78,798.84     93,951.89      16,001.01     913,336.80    13,588,208.61
Class R+                    N/A           N/A           N/A            N/A            N/A              N/A

                                                  MARKET      MULTI-    GLOBAL   TOTAL RETURN
                  HIGH YIELD    CONVERTIBLE      NEUTRAL       FUND     EQUITY       BOND
                     FUND          FUND        INCOME FUND    BLEND*     FUND*       FUND*
                 -----------   -------------   -----------   --------   ------   ------------
CFS
Class A          $   284,754   $   1,104,528   $   491,252      N/A       N/A         N/A
Class B              318,494       1,824,771       344,163      N/A       N/A         N/A
Class C              679,496       3,753,485     1,066,195      N/A       N/A         N/A
Class R+                 N/A             N/A           N/A      N/A       N/A         N/A
BROKER-DEALERS
Class A           260,546.19    1,026,376.22    480,340.00      N/A       N/A         N/A
Class B            79,487.12      574,445.10     85,831.55      N/A       N/A         N/A
Class C           504,176.61    3,745,826.40    975,958.55      N/A       N/A         N/A
Class R+                 N/A             N/A           N/A      N/A       N/A         N/A

----------
+    Class R shares were first offered on March 1, 2007.


* As of March 31, 2006, none of Multi-Fund Blend, Global Equity Fund or Total Return Bond Fund had commenced operation.

     During the seven months ended October 31, 2006, payments were made under the Plan on behalf of the indicated Funds for expenses associated with advertising, printing and mailing of prospectuses to prospective shareholders, and sales personnel compensation as follows:

                                                                                               GLOBAL
                                                                                   INT'L       GROWTH     GROWTH AND
                                             GROWTH      BLUE CHIP     VALUE       GROWTH    AND INCOME     INCOME
                                              FUND          FUND        FUND        FUND        FUND         FUND
                                          ------------   ---------   ---------   ---------   ----------   ----------
Class A
Costs Associated with Printed Materials      99,908.25      599.43      770.52    1,533.86     3,560.62    28,666.19
Sales and Marketing Expenses (including
   compensation expense)                  2,081,317.51   14,317.20   11,129.10   42,603.99   120,941.91   669,748.95
                                          ------------   ---------   ---------   ---------   ----------   ----------
Total                                     2,181,225.77   14,916.63   11,899.62   44,137.85   124,502.54   698,415.14
Class B
Costs Associated with Printed Materials      22,264.59      139.30      227.88      440.36       743.77     8,116.36
Sales and Marketing Expenses (including
   compensation expense)                    141,893.40      644.97      916.38    4,965.90     8,361.19    67,236.86
                                          ------------   ---------   ---------   ---------   ----------   ----------
Total                                       164,158.00      784.27    1,144.26    5,406.26     9,104.96    75,353.22
Class C
Costs Associated with Printed Materials      38,800.46      167.06      257.49      645.36     2,093.45    13,017.80
Sales and Marketing Expenses (including
   compensation expense)                    539,358.03    1,137.31    1,982.93   17,589.70    62,870.73   294,283.22
                                          ------------   ---------   ---------   ---------   ----------   ----------
Total                                       578,158.49    1,304.37    2,240.42   18,235.05    64,964.17   307,301.02
Class R+                                           N/A         N/A         N/A         N/A          N/A          N/A

                                                                                                         TOTAL
                                             HIGH                      MARKET                  GLOBAL    RETURN
                                            YIELD     CONVERTIBLE     NEUTRAL     MULTI-FUND   EQUITY     BOND
                                             FUND         FUND      INCOME FUND     BLEND*     FUND**    FUND**
                                          ---------   -----------   -----------   ----------   ------   -------
Class A
Costs Associated with Printed Materials      895.00     2,664.74       2,907.92       55.77      N/A      N/A
Sales and Marketing Expenses (including
   compensation expense)                  33,323.35    16,085.67     349,325.86    4,279.63      N/A      N/A
                                          ---------    ---------     ----------    --------      ---      ---
Total                                     34,218.35    18,750.42     352,233.78    4,335.39      N/A      N/A
Class B
Costs Associated with Printed Materials      338.61     1,161.05         353.27       18.38      N/A      N/A
Sales and Marketing Expenses (including
   compensation expense)                   2,484.48     5,733.95       8,529.89      782.02      N/A      N/A
                                          ---------    ---------     ----------    --------      ---      ---
Total                                      2,823.10     6,895.00       8,883.16      800.39      N/A      N/A
Class C
Costs Associated with Printed Materials      511.29     1,766.48       1,472.24       32.12      N/A      N/A
Sales and Marketing Expenses (including
   compensation expense)                   7,637.01    11,159.02     151,688.54    2,532.57      N/A      N/A
                                          ---------    ---------     ----------    --------      ---      ---
Total                                      8,148.30    12,925.50     153,160.77    2,564.68      N/A      N/A
Class R+                                        N/A          N/A            N/A         N/A      N/A      N/A

----------
+    Class R shares were first offered on March 1, 2007.

*    Multi-Fund Blend commenced operation on June 28, 2006.

** As of October 31, 2006, neither Global Equity Fund nor Total Return Bond Fund had commenced operation.


     During the fiscal year ended March 31, 2006, payments were made under the Plan on behalf of the indicated Funds for expenses associated with advertising, printing and mailing of prospectuses to prospective shareholders, and sales personnel compensation as follows:

                                             GROWTH      BLUE CHIP     VALUE     INTERNATIONAL    GLOBAL GROWTH
                                              FUND          FUND        FUND      GROWTH FUND    AND INCOME FUND
                                          ------------   ---------   ---------   -------------   ---------------
Class A
Costs Associated with Printed Materials     230,718.42    1,513.16      900.01      3,998.05          8,018.11
Sales and Marketing Expenses (including
   compensation expense)                  3,810,125.38   28,609.95   12,121.47     74,665.86        161,167.30
                                          ------------   ---------   ---------     ---------        ----------
Total                                     4,040,843.80   30,123.11   13,021.48     78,663.91        169,185.40
Class B
Costs Associated with Printed Materials      17,614.68      100.85      161.58        280.01            615.95
Sales and Marketing Expenses (including
   compensation expense)                    193,681.30      923.67    1,595.26      4,842.55          9,486.71
                                          ------------   ---------   ---------     ---------        ----------
Total                                       211,295.99    1,024.52    1,756.83      5,122.56         10,102.66
Class C
Costs Associated with Printed Materials      57,998.44      226.71      245.28        992.30          3,321.82
Sales and Marketing Expenses (including
   compensation expense)                    893,418.89    2,936.47    2,975.31     24,031.47         67,077.54
                                          ------------   ---------   ---------     ---------        ----------
Total                                       951,417.34    3,163.18    3,220.59     25,023.77         70,399.37
Class R+                                           N/A         N/A         N/A           N/A               N/A

                                                                                                                  TOTAL
                                          GROWTH AND      HIGH                      MARKET     MULTI-   GLOBAL    RETURN
                                            INCOME       YIELD     CONVERTIBLE     NEUTRAL      FUND    EQUITY     BOND
                                             FUND         FUND         FUND      INCOME FUND   BLEND*    FUND*    FUND*
                                          ----------   ---------   -----------   -----------   ------   ------   -------
Class A
Costs Associated with Printed Materials    50,677.46    2,445.91     1,670.53        888.10      N/A      N/A      N/A
Sales and Marketing Expenses (including
   compensation expense)                  823,835.43   62,185.74    11,979.86     87,817.83      N/A      N/A      N/A
                                          ----------   ---------    ---------     ---------      ---      ---      ---
Total                                     874,512.88   64,631.66    13,650.39     88,705.93      N/A      N/A      N/A
Class B
Costs Associated with Printed Materials     6,637.79      305.35       306.42        127.14      N/A      N/A      N/A
Sales and Marketing Expenses (including
   compensation expense)                   75,682.19    3,350.69     4,846.05      3,670.21      N/A      N/A      N/A
                                          ----------   ---------    ---------     ---------      ---      ---      ---
Total                                      82,319.98    3,656.03     5,152.48      3,797.35      N/A      N/A      N/A
Class C
Costs Associated with Printed Materials    25,790.34      861.73       825.47        454.86      N/A      N/A      N/A
Sales and Marketing Expenses (including
   compensation expense)                  413,192.65   12,159.05    13,033.81     53,958.15      N/A      N/A      N/A
                                          ----------   ---------    ---------     ---------      ---      ---      ---
Total                                     438,982.99   13,020.79    13,859.28     54,413.01      N/A      N/A      N/A
Class R+                                         N/A         N/A          N/A           N/A      N/A      N/A      N/A

----------
+    Class R shares were first offered on March 1, 2007.

* As of March 31, 2006, none of Multi-Fund Blend, Global Equity Fund or Total Return Bond Fund had commenced operation.



                                   DISTRIBUTOR

     CFS, a broker-dealer, serves as principal underwriter and distributor for the Funds, subject to change by a majority of the "non-interested" trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493. CFS is an indirect subsidiary of Calamos Asset Management, Inc. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Funds without any charge to the Funds except the fees paid to CFS under the Plan and distribution agreement. CFS is also responsible for all expenses incurred in connection with its performance of services for the Funds, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Funds that are not expenses of the Funds but represent sales commissions added to the net asset value of shares purchased from the Funds. See "How can I buy shares?" in the prospectus. See "Portfolio Transactions." CFS received and retained commissions on the sale of shares of each of the Funds as shown below during the indicated periods:

                                   SEVEN
                                  MONTHS
                                   ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED
DESCRIPTION OF FUND              10/31/06      3/31/06       3/31/05       3/31/04
-------------------             ----------   -----------   -----------   -----------
Growth Fund
   Commissions received         $9,879,504   $26,429,423   $37,060,447   $25,217,722
   Commissions retained          1,774,215     4,717,585     6,739,955     4,686,920
Blue Chip Fund
   Commissions received             65,255       164,330       261,920       144,753
   Commissions retained             12,255        30,130        47,585        31,388
Value Fund
   Commissions received             88,806       144,996       365,654       242,063
   Commissions retained             14,759        27,746        66,135        51,022
International Growth Fund*
   Commissions received            662,778       833,272            --            --
   Commissions retained            125,493       155,180            --            --
Global Growth and Income Fund
   Commissions received            879,807     1,384,536       845,539       580,931

   Commissions retained            163,830       246,178       157,539       174,440
Growth and Income Fund
   Commissions received          4,682,628    10,080,703    12,078,688    13,909,484
   Commissions retained            818,721     1,775,270     2,142,843     2,432,388
High Yield Fund
   Commissions received            128,453       312,651       503,813       595,932
   Commissions retained             23,840        61,445        93,145        90,515
Convertible Fund
   Commissions received                 --            --           136       492,011
   Commissions retained                 --            --            24        80,772
Market Neutral Income Fund
   Commissions received          1,498,596     1,166,524            --            --
   Commissions retained            267,755       196,475            --            --
Multi-Fund Blend**
   Commissions received            100,855            --            --            --
   Commissions retained             18,048            --            --            --
Global Equity Fund***
   Commissions received                 --            --            --            --
   Commissions retained                 --            --            --            --
Total Return Bond Fund***
   Commissions received                 --            --            --            --
   Commissions retained                 --            --            --            --

----------
*    International Growth Fund commenced operation on March 16, 2005.

**   Multi-Fund Blend commenced operation on June 28, 2006.

*** As of October 31, 2006, neither Global Equity Fund nor Total Return Bond Fund had commenced operation.


     The sales charges on sales of Class A shares of each Fund other than Total Return Bond Fund (except when waived as described below under "Share Classes and Pricing of Shares - Sales Charge Waiver") and concessions reallowed to dealers at the time of purchase are as follows:

                                       SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
                                    -----------------------------------------------------------------
                                         AS A % OF           AS A % OF         % OF OFFERING PRICE
                                    NET AMOUNT INVESTED   OFFERING PRICE   RETAINED BY SELLING DEALER
                                    -------------------   --------------   --------------------------
Less than $50,000                           4.99%              4.75%                  4.00%
$50,000 but less than $100,000              4.44               4.25                   3.50
$100,000 but less than $250,000             3.63               3.50                   2.75
$250,000 but less than $500,000             2.56               2.50                   2.00
$500,000 but less than $1,000,000           2.04               2.00                   1.60
$1,000,000 or more*                         None               None                   None

     The sales charges on sales of Class A shares of Total Return Bond Fund (except when waived as described below under "Share Classes and Pricing of Shares - Sales Charge Waiver") and concessions reallowed to dealers at the time of purchase are as follows:

                                       SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
                                    -----------------------------------------------------------------
                                         AS A % OF           AS A % OF         % OF OFFERING PRICE
                                    NET AMOUNT INVESTED   OFFERING PRICE   RETAINED BY SELLING DEALER
                                    -------------------   --------------   --------------------------
Less than $50,000                          3.90%               3.75%                  3.00%
$50,000 but less than $100,000             3.36                3.25                   2.50
$100,000 but less than $250,000            2.56                2.50                   1.75
$250,000 but less than $500,000            1.52                1.50                   1.00
$500,000 but less than $1,000,000          1.01                1.00                   0.60
$1,000,000 or more*                        None                None                   None

* On an investment of $1,000,000 or more, CFS from its own resources pays the selling dealer a commission of 0.50% of the amount of the investment. On an investment of $1,000,000 or more without a sales charge, you will pay a contingent deferred sales charge of 0.50% on shares that are sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

     Each Fund receives the entire net asset value of all of its shares sold. CFS, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers. The normal discount to dealers is set forth in the table above. Upon notice to all dealers with whom it has sales agreements, CFS may allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act. CFS retains the entire amount of any deferred sales charge on Class C shares redeemed within one year of purchase. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of a Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.

     CFS compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 4.00% of the amount of Class B shares purchased. CFS is compensated by each Fund for services as distributor and principal underwriter for Class B shares. Class B shares of a Fund will automatically convert to Class A shares of the same Fund eight years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the 12b-1 fee when they have been outstanding long enough for CFS to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

     CFS has the exclusive right to distribute shares of the Funds through affiliated and unaffiliated dealers on a continuous basis. The obligation of CFS is an agency or "best efforts" arrangement, which does not obligate CFS to sell any stated number of shares.

     In connection with the exchange privilege (described in the prospectus under "How can I buy shares? - By Exchange"), CFS acts as a service organization for the Prime Obligations Fund, which is a portfolio of First American Funds. CFS receives compensation from the Prime Obligations Fund, through the Prime Obligations Fund's 12b-1 Plan, for distribution services provided to the Fund.

                          OTHER COMPENSATION TO DEALERS

     CFS or its affiliates are currently subject to supplemental compensation payment requests by certain securities broker-dealers, banks or other intermediaries, including third party administrators of qualified plans (individually, an "Intermediary" and collectively, "Intermediaries"). CFS or its affiliates may make payments to Intermediaries, among other things, to help defray the costs incurred by qualifying Intermediaries in connection with efforts to educate financial advisers about the Funds so they can make recommendations and provide services that are suitable and meet shareholder needs, to access Intermediaries' representatives, to obtain marketing support and other specified services. CFS or its affiliates may make these payments, at their discretion and expense, to Intermediaries who have sold Fund shares.

     The level of payments made to a qualifying Intermediary in any given year with respect to Fund shares held by the Intermediary's customers will vary, but in no case will exceed the sum of (a) 0.25% of the prior 12 month period's sales of Fund shares by that Intermediary and (b) 0.12% of the average daily value of Fund shares held by customers of that Intermediary during the period. A number of factors will be considered in determining whether CFS or its affiliates will make the requested payments, including the qualifying Intermediary's sales, assets and redemption rates, and the quality of the Intermediary's services.

     As of May 31, 2007, the Intermediaries that CFS or its affiliates anticipate will receive additional compensation are: A.G. Edwards & Sons, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley DW, Inc., National Financial Services, Raymond James and Associates, Inc., UBS Financial Services, Inc., and Wachovia Securities LLC. CFS or its affiliates may enter into arrangements or change or discontinue arrangements with Intermediaries at any time without notice.

     These payments may provide Intermediaries with an incentive to favor shares of the Funds over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your Intermediary and its representatives. The Funds may utilize an Intermediary that offers and sells shares of the Funds to execute portfolio transactions for the Funds. The Funds, Calamos Advisors and CFS do not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                             PORTFOLIO TRANSACTIONS

     Calamos Advisors is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.

     Portfolio transactions on behalf of the Funds effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price the Funds pay usually includes an undisclosed dealer commission or mark-up. For securities purchased in an underwritten offering, the price the Funds pay includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Funds the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     In allocating the Funds' portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors' own efforts in performing its duties under the Management Agreement. As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Funds may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for the Funds, to the extent permitted by law, through broker-dealers affiliated with the Funds, Calamos Advisors, CFS, or other broker-dealers distributing shares of the Funds if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by the Funds.

     In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including the Funds. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

     For the periods presented below, Calamos Advisors did not execute trades through CFS, its affiliated broker-dealer. For the periods indicated, the following table shows the amount of transactions and aggregate commissions related to those transactions executed through unaffiliated broker-dealers.

                                     AGGREGATE
DESCRIPTION                         COMMISSIONS
-----------                         -----------
Growth Fund
   Seven Months Ended 10/31/06      $ 9,862,520
   Year Ended 3/31/06                17,888,626
   Year Ended 3/31/05                16,171,048
   Year Ended 3/31/04                13,243,782
Blue Chip Fund
   Seven Months Ended 10/31/06           21,789
   Year Ended 3/31/06                    32,060

   Year Ended 3/31/05                    53,441
   Year Ended 3/31/04                    22,527
Value Fund (1)
   Seven Months Ended 10/31/06           51,881
   Year Ended 3/31/06                   104,276
   Year Ended 3/31/05                   132,126
   Year Ended 3/31/04                    46,054
International Growth Fund (2)
   Seven Months Ended 10/31/06          352,774
   Year Ended 3/31/06                   351,168
   Year Ended 3/31/05                    59,697
Global Growth and Income Fund (1)
   Seven Months Ended 10/31/06          383,728
   Year Ended 3/31/06                   342,451
   Year Ended 3/31/05                   260,468
   Year Ended 3/31/04                   142,782
Growth and Income Fund
   Seven Months Ended 10/31/06        2,312,626
   Year Ended 3/31/06                 3,241,893
   Year Ended 3/31/05                 2,810,804
   Year Ended 3/31/04                 3,334,003
High Yield Fund (1)
   Seven Months Ended 10/31/06           25,012
   Year Ended 3/31/06                    50,521
   Year Ended 3/31/05                    66,862
   Year Ended 3/31/04                    16,459
Convertible Fund
   Seven Months Ended 10/31/06          169,472
   Year Ended 3/31/06                   365,050
   Year Ended 3/31/05                   471,070
   Year Ended 3/31/04                   640,709
Market Neutral Income Fund
   Seven Months Ended 10/31/06          900,432
   Year Ended 3/31/06                 1,087,040
   Year Ended 3/31/05                 1,104,097
   Year Ended 3/31/04                 2,113,681
Multi-Fund Blend (3)                         --
Global Equity Fund (4)                       --
Total Return Bond Fund (4)                   --

----------
(1) The increase in aggregate commissions paid to all brokers by each of Value Fund, Global Growth and Income Fund and High Yield Fund from fiscal year ended March 31, 2004 to fiscal year ended March 31, 2006 was due primarily to increased sales of shares of the Fund.

(2) The increase in aggregate commissions paid to all brokers by International Growth Fund from fiscal year ended March 31, 2005 to fiscal year ended March 31, 2006 was due primarily to the Fund's inception date. International Growth Fund commenced operation on March 16, 2005.

(3) Multi-Fund Blend invests directly in the Class I shares of the underlying funds and, accordingly, pays no brokerage commissions.

(4) As of October 31, 2006, neither Global Equity Fund nor Total Return Bond Fund had commenced operation.


The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services to the Fund or Calamos Advisors, and the aggregate dollar amounts involved in those transactions, during the periods indicated.

                                    SEVEN MONTHS ENDED OCTOBER 31, 2006           FISCAL YEAR ENDED MARCH 31, 2006
                                ------------------------------------------   ------------------------------------------
                                COMMISSION PAID   RELATED AGGREGATE DOLLAR   COMMISSION PAID   RELATED AGGREGATE DOLLAR
                                  FOR RESEARCH       TRANSACTION AMOUNT        FOR RESEARCH       TRANSACTION AMOUNT
                                ---------------   ------------------------   ---------------   ------------------------
Growth Fund                         $792,607           $2,607,367,575           $1,273,505          $4,834,297,255
Blue Chip Fund                         3,782                8,040,299                   --                      --
Value Fund                             8,102               21,980,528               10,967              13,191,146
International Growth Fund                 --                       --                   --                      --
Global Growth and Income Fund         13,449               50,551,585                5,797              14,863,454
Growth & Income Fund                 269,221              721,073,499              205,051             313,652,730
High Yield Fund                           --                       --                   --                      --
Convertible Fund                       4,103               25,603,748               12,750              22,182,337
Market Neutral Income Fund             2,993                4,530,930                   --                      --
Multi-Fund Blend*                         --                       --                   --                      --
Global Equity Fund**                      --                       --                   --                      --
Total Return Bond Fund**                  --                       --                   --                      --

----------
*    Multi-Fund Blend commenced operation on June 28, 2006.

** As of October 31, 2006, neither Global Equity Fund nor Total Return Bond Fund had commenced operation.


                       SHARE CLASSES AND PRICING OF SHARES

     Purchases and redemptions are discussed in each Fund's prospectus under the headings "How can I buy shares?" and "How can I sell (redeem) shares?" All of that information is incorporated herein by reference.

SALES CHARGE WAIVER

     In addition to the sales charge waivers enumerated in the prospectus, dividends and distributions paid on shares of a Fund will be reinvested in shares of the same class of that Fund at net asset value (without the payment of any sales charge) unless you elect to receive dividends and distributions in cash. Additionally, proceeds of shares redeemed by a Fund within the previous 60 days also may be reinvested in shares of the same class of that Fund at net asset value without the payment of any sales charge. In order to take advantage of this sales charge waiver, you, or your broker-dealer or other sales agent, must submit your intent, in writing, with your purchase. In addition, if the amount of reinvestment is less than the amount of redemption, the sales charge waiver shall be pro-rated accordingly.

CONTINGENT DEFERRED SALES CHARGE

     The contingent deferred sales charge ("CDSC") is computed on the lesser of the redemption price or purchase price, excluding amounts not subject to the charge. The following example illustrates the operation of the CDSC:

     Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5.00%, the Class B CDSC would be $100. For shares of Total Return Bond Fund only, at the rate of 3.50%, the Class B CDSC would be $70.

     The CDSC for Class B and Class C shares will be waived: (a) in the event of the total disability (as evidenced by a determination by the Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan, including any Individual Retirement Account ("IRA") systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(iv) prior to age 59 1/2, and (d) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Calamos IRA accounts).

LETTER OF INTENT

     You may reduce the sales charges you pay on the purchase of Class A shares by making investments pursuant to a letter of intent. The applicable sales charge then is based upon the indicated amount intended to be invested during a thirteen-month period together with any other Class A shares already owned. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to purchases made on or after that date. During the term of the letter of intent, shares representing up to 5% of the indicated amount will be held in escrow. Shares held in escrow have full dividend and voting privileges. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased during the term of the letter of intent, you will be required to pay CFS an amount equal to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that you would have paid on your aggregate purchase if the total of such purchases had been made at a single time, and CFS reserves the right to redeem shares from your account if necessary to satisfy that obligation. A letter of intent does not obligate you to buy or a Fund to sell the indicated amount of the shares but you should read it carefully before signing. Additional information is contained in the letter of intent included in the application.

REDEMPTION IN KIND

     The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

NET ASSET VALUE

     Each Fund's share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

     The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. Because Multi-Fund Blend's portfolio will consist primarily of its holdings in the underlying funds, its NAV per share is based on the NAV of each of the underlying funds. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Funds may invest in securities that are primarily listed on foreign exchanges and trade on days when the Funds do not price their shares, a Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares. If shares are purchased or sold through a broker-dealer, it is the responsibility of that broker-dealer to transmit those orders to the Funds' transfer agent so such orders will be received in a timely manner.

     A purchase or sale order typically is accepted when the Fund's transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

VALUATION PROCEDURES

     Calamos Advisors oversees the valuation of each Fund's portfolio securities in accordance with policies and procedures on the valuation of securities adopted by and under the ultimate supervision of the board of trustees.

     Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Fund holding such securities determines its NAV. Securities traded in OTC markets and quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking a NOCP, at the last current reported sale price on Nasdaq at the time as of which the Fund holding such securities determines its NAV.

     When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option under the ultimate supervision of the board of trustees.

     Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund holding such securities determines its NAV, or, when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the board of trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds' NAVs are not calculated.

     If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

     A Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if the value of a foreign security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

     When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

                                    TAXATION

     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of
Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the prospectuses is not intended as a substitute for careful tax planning.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain "qualified publicly traded partnerships," or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or one or more "qualified publicly traded partnerships;" and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

Dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption. In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares.

A portion of the dividends paid by certain Funds may qualify for the deduction for dividends received by corporations and/or the reduced dividend rate for individuals; dividends paid by other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced dividend rate for individuals. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

A Fund that invests in shares of other investment companies ("underlying funds") will not be able to offset gains realized by one underlying fund in which the Fund invests against losses realized by another underlying fund in which the Fund invests. A Fund's use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

SALES OF SHARES

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Depending on the factors relating to a Fund's ownership in an underlying fund both before and after a redemption, a Fund's redemption of shares of such underlying fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the underlying fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of a Fund that invests in underlying funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly. Redemptions of shares in an underlying fund could also cause additional distributable gains to shareholders.

BACKUP WITHHOLDING

A Fund may be required to withhold up to 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

OPTIONS, FUTURES AND FORWARD CONTRACTS, AND SWAP AGREEMENTS OR DERIVATIVES

Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the
Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of transactions in options, futures, forward contracts, and swap agreements are not entirely clear. The transactions may increase the amount of short-term capital gain, which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements and other derivative instruments are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Calamos Advisors intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements and other derivative instruments.

The qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and other derivative instruments.

SHORT SALES

Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

PASSIVE FOREIGN INVESTMENT COMPANIES

Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Funds intend to minimize foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year if the foreign taxes paid by the Fund will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency- denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Although a Fund that invests in underlying funds may be entitled to a deduction for such taxes paid by an underlying fund in which the Fund invests, such a Fund will not be able to pass any such credit or deduction through to its own shareholders.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

CONSTRUCTIVE SALES

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

NON-U.S. SHAREHOLDERS

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a "foreign person" within the meaning of the Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Under recently enacted legislation, a Fund is generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The new provision applies with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008. It should also be noted that the provision does not eliminate all withholding on distributions by Funds to foreign investors. Distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest would still be subject to withholding. Foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

Income Tax on Sale of a Fund's shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. For foreign individuals dying before January 1, 2008, a portion of Fund shares will not be subject to estate tax to the extent that the Fund holds certain qualifying debt obligations. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

OTHER TAXATION

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                              CERTAIN SHAREHOLDERS

     The following table shows the only persons known to own beneficially (as determined in accordance with Rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund at May 31, 2007. Shares of Total Return Bond Fund were not issued before May 31, 2007, and as such are not reflected in the following table.

                                                               PERCENTAGE (%) OF
                                                    NUMBER        OUTSTANDING
SHAREHOLDER                                       OF SHARES   SHARES OF THE FUND
-----------                                       ---------   ------------------
GROWTH FUND - CLASS A

Prudential Investment Management Service          20,163,772         11.08%
FBO Mutual Fund Clients
Mail Stop NJ 05-11-20
100 Mulberry Street
3 Gateway Center, 11th Floor
Newark, NJ 07102-4000
(Owned of Record)

Charles Schwab Co.                                17,928,952          9.86
Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151
(Owned of Record)

Fidelity Investments                              16,302,158          8.96
Institutional Operations Co. Inc.
as agent for Employee
Benefit Plans
100 Magellan Way #KW1C
Covington, KY 41015-1999
(Owned of Record)

Merrill Lynch & Co., Inc.                          9,511,029          5.23
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC3
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

GROWTH FUND - CLASS B

Citigroup Global Markets Inc.                      2,953,858         14.46%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Merrill Lynch & Co., Inc.                          2,442,294         11.95
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

GROWTH FUND - CLASS C

Merrill Lynch & Co., Inc.                         15,187,311         25.44%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97B60
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)


Citigroup Global Markets Inc.                     14,227,867      23.83
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GROWTH FUND - CLASS I

NFS LLC FEBO                                         614,191      29.16%
Calamos Holdings LLC
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

NFS LLC FEBO                                         215,218      10.22
John P. Calamos, Sr.
2020 Calamos Court
Naperville, IL 60563-2799
(Owned of Record)

United States Golf Association                       177,702       8.44
77 Liberty Corner Rd
P.O. Box 708
Far Hills, NJ 07931-0708
(Owned of Record)

U.S. Bancorp Investments Inc.                        163,728       7.77
60 Livingston Ave
St. Paul, MN 55107-2292
(Owned of Record)

Calamos Multi-Fund Blend                             152,491       7.24
For the Sole Benefit of its Customers
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

The Northern Trust Company, as Trustee               140,760       6.68
FBO Freescale Semiconductor Inc.
401K Plan
PO Box 92994
Chicago, IL 60675-2994
(Owned of Record)

NFS LLC FEBO                                         135,510       6.43
US Bank
Calamos Asset Management Inc. Retirement Plan
4000 W. Broadway Avenue
BC-MN-H24B
Robbinsdale, MN 55422-2212
(Owned of Record)

SEI Trust Company                                    125,733       5.97
FBO CBWM
Attn.: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456
(Owned of Record)

NFS LLC FEBO                                         107,436       5.10
Calamos Family Partners, Inc.
2020 Calamos Court
Naperville, IL 60563-3284
(Owned of Record)


GROWTH FUND - CLASS R
Calamos Holdings LLC                                  1,866      100.00%
Attn.:  Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

BLUE CHIP FUND - CLASS A

NFS LLC FEBO                                      1,052,608          13.08%
Calamos Holdings LLC
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

BLUE CHIP FUND - CLASS B

Merrill Lynch & Co., Inc.                           156,762          24.06%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC3
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Morgan Stanley & Co                                  37,361           5.73
Attn.: Mutual Fund Operations
2 Harborside Place, Floor 2
Jersey City, NJ 07311
(Owned of Record)

BLUE CHIP FUND - CLASS C

Merrill Lynch & Co., Inc.                           367,443          33.73%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC3
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                       230,007          21.11
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

BLUE CHIP FUND - CLASS I

NFS LLC FEBO                                        692,707          45.17%
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

NFS LLC FEBO                                        507,081          32.88
Calamos Family Partners Inc.
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

Capinco                                             227,523          17.99
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

BLUE CHIP FUND - CLASS R

Calamos Holdings LLC                                  7,813         100.00%
Attn.:  Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

VALUE FUND - CLASS A

NFS LLC FEBO                                      1,186,538          18.63%
Calamos Holdings LLC
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

NFS LLC FEBO                                     499,050        7.83
Calamos Family Partners Inc.
2020 Calamos Court
Naperville, IL 60563-3284
(Owned of Record)

NFS LLC FEBO                                     341,021        5.35
Kimberly Calamos Revocable Trust
2918 Glenbriar Drive
St. Charles, IL 60174-8835
(Owned of Record)

NFS LLC FEBO                                     322,353        5.06
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563-2799
(Owned of Record)

VALUE FUND - CLASS B

Merrill Lynch & Co., Inc.                         78,041        8.81%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     48,091        5.43
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

VALUE FUND - CLASS C

Citigroup Global Markets Inc.                    255,464       21.54%
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Merrill Lynch & Co., Inc.                        139,318       11.75
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

VALUE FUND - CLASS I

Calamos Multi-Fund Blend                         653,585       61.70%
For the Sole Benefit of its Customers
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

Capinco                                          311,926       29.45
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

NFS LLC FEBO                                         93,720                8.85
US Bank
Calamos Asset Management Inc. Retirement Plan
4000 W. Broadway Ave.
BC-MN-H24B
Robbinsdale, MN 55422-2212
(Owned of Record)

VALUE FUND - CLASS R                                  7,587              100.00%

Calamos Holdings LLC
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

INTERNATIONAL GROWTH FUND - CLASS A

NFS LLC FEBO                                      2,528,819               18.89%
Calamos Holdings LLC
2020 Calamos Court
Naperville, IL 60563
(Owned of Record)

Merrill Lynch & Co., Inc.                           962,446                7.19
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC3
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

INTERNATIONAL GROWTH FUND - CLASS B

Merrill Lynch & Co., Inc.                           282,259               13.93%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC3
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                       126,105                6.22
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

INTERNATIONAL GROWTH FUND - CLASS C

Merrill Lynch & Co., Inc.                         1,337,286               29.08%
For the Sole Benefit of its Customers
Attn: Fund Admin-97HC3
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                       663,770               14.43
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Morgan Stanley & Co.                                261,690                5.69
Attn: Mutual Fund Operations
2 Harborside Pl, 2nd Floor
Jersey City, NJ 07311
(Owned of Record)

INTERNATIONAL GROWTH FUND - CLASS I

NFS LLC FEBO                                      2,532,845            55.95%
Calamos Family Partners Inc.
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

NFS LLC FEBO                                      1,520,573            33.59
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

Capinco                                             284,307             6.28
c/o US Bank
P.O. Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

INTERNATIONAL GROWTH FUND - CLASS R

Calamos Holdings LLC                                  7,047           100.00%
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS A

Merrill Lynch & Co., Inc.                         5,209,500            10.69%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97KT2
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     3,118,491             6.40
House Account
Attn.: Peter Booth
333 W. 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Charles Schwab Co.                                2,834,195             5.82
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4151
(Owned of Record)

Prudential Investment Management Service          2,444,118             5.02
FBO Mutual Fund Clients
Mail Stop NJ 5-11-20
100 Mulberry Street
3 Gateway Center, 11th Floor
Newark, NJ 07102-4000
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS B

Merrill Lynch & Co., Inc.                         1,567,687            21.48%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     1,167,597            16.00
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS C

Merrill Lynch & Co., Inc.                         9,907,204          30.40%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97KT3
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     6,321,136          19.40
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS I

Charles Schwab Co.                                 3,995,455         38.70%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4151
(Owned of Record)

NFS LLC FEBO                                       1,387,678         13.44
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

NFS LLC FEBO                                       1,298,152         12.57
Calamos Holdings LLC
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

Calamos Multi-Fund Blend                             831,723          8.06
For the Sole Benefit of its Customers
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

Capinco                                              568,359          5.50
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

Union Bank Trust Nominee                             559,189          5.42
FBO Hoffman Employee Retirement
401K Plan Angle
PO Box 85484
San Diego, CA 92186-5484
(Owned of Record)

GLOBAL GROWTH & INCOME FUND - CLASS R

Calamos Holdings LLC                                   9,407        100.00%
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

GROWTH & INCOME FUND - CLASS A

Charles Schwab Co.                                15,249,946         15.23%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4151
(Owned of Record)

Citigroup Global Markets Inc.                      7,730,593          7.72
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Merrill Lynch & Co., Inc.                          7,661,546          7.65
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC4
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)


GROWTH & INCOME FUND - CLASS B

Merrill Lynch & Co., Inc.                         4,088,592               20.83%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     2,786,247               14.20
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

GROWTH & INCOME FUND - CLASS C

Citigroup Global Markets Inc.                    16,021,050               24.63%
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Merrill Lynch & Co., Inc.                        15,925,649               24.49
For the Sole Benefit of its Customers
Attn.: Fund Admin-97KS6
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

GROWTH & INCOME FUND - CLASS I

Strafe & Co. FAO                                    817,183               18.48%
Lakeland Hospital Mutual Fund Account
P.O. Box 160
Westerville, OH 43086-0160
(Owned Beneficially)

NFS LLC FEBO                                        633,025               14.32
Calamos Holdings LLC
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

The Scripps Research Institute                      612,101               13.84
10550 N. Torrey Pines Rd. TPC-16
La Jolla, CA 92037-1000
(Owned Beneficially)

National City Bank TTEE                             577,246               13.06
BHG Long Term Reserve - CAL/Mondrai
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984
(Owned of Record)

U.S. Bancorp Investments Inc.                       546,201               12.35
60 Livingston Ave
St. Paul, MN 55107-2292
(Owned of Record)

Bronson Healthcare Group Retirement Plan            340,839                7.71
National City Bank TTEE
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984
(Owned of Record)

GROWTH & INCOME FUND - CLASS R

Calamos Holdings LLC                                  3,202              100.00%
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)



HIGH YIELD FUND - CLASS A

AST Capital Trust Co of DE TTEE                   4,771,015    27.55%
FBO Municipal Employees MF Account
P.O. Box 52129
Phoenix, AZ 85072-2129
(Owned of Record)

FTC & Co                                          2,321,191   13.40
Datalynx
P.O. Box 173736
Denver, CO 80217-3736
(Owned of Record)

Charles Schwab Co.                                1,068,607    6.17
Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151
(Owned of Record)

HIGH YIELD FUND - CLASS B

Merrill Lynch & Co., Inc.                           694,879   24.08%
For the Sole Benefit of its Customers
Attn.: Fund Admin-9EJB9
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                       337,143    11.68
House Account
Attn: Peter Booth
333 W. 34th Street, 7th Floor
New York, NY 10001-2402
(Owned of Record)

HIGH YIELD FUND - CLASS C

Merrill Lynch & Co., Inc.                         1,494,559    30.03%
For the Sole Benefit of its Customers
Attn.: Fund Admin-9EJB9
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                       913,983    18.36
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

HIGH YIELD FUND - CLASS I

Capinco                                             118,631    46.28
c/o US Bank
PO Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

NFS LLC FEBO                                         92,050    35.91
US Bank TTEE
Calamos Asset Management Inc. Retirement Plan
4000 W. Broadway Ave.
BC-MN-H24B
Robbinsdale, MN 55422-2212
(Owned of Record)

Prudential Bank and Trust                            32,138    12.54
Denknatel Pension Plan Trust
Attn: Dina Bassily
80 Livingston Avenue
Roseland, NJ 07068-1733
(Owned of Record)

Calamos Financial Services                           13,523     5.28
FBO Weston W. Marsh
615 Grant Court
Burr Ridge, IL 60527-5381
(Owned of Record)

HIGH YIELD FUND - CLASS R

Calamos Holdings LLC                                  9,329   100.00%
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

CONVERTIBLE FUND - CLASS A

Merrill Lynch & Co., Inc.                         2,181,961    13.78%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Charles Schwab Co.                                1,446,873    9.13
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4151
(Owned of Record)

Citigroup Global Markets Inc.                     1,008,803     6.37
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Prudential Investment Management Service          1,008,369     6.37
FBO Mutual Fund Clients
100 Mulberry Street
3 Gateway Center 11th Floor
Mail Stop NJ 05-11-02
Newark, NJ 07102-4061
(Owned of Record)

CONVERTIBLE FUND - CLASS B

Merrill Lynch & Co., Inc.                         2,139,727     35.61%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                       927,958     15.44
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

CONVERTIBLE FUND - CLASS C

Merrill Lynch & Co., Inc.                         5,398,736     38.30%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97G09
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     3,136,970     22.25
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

CONVERTIBLE FUND - CLASS I

La Cross Company                                    486,578     44.75%
For the Benefit of its Customers
P.O. Box 489
La Crosse, WI 54602-0489
(Owned of Record)

Daniel E. Koshland Jr. Trust                        283,126     26.04
Daniel E. Koshland Jr. Charitable
   Remainder UniTrust
U/A DTD Jan. 21, 1996
P.O. Box 7310
Menlo Park, CA 94026-7310
(Owned Beneficially)

Key Bank NA Cust                                  133,626   12.29
FBO ABPFIC-114
P.O. Box 94871
Cleveland, OH 44101-4871
(Owned of Record)

NFS LLC FEBO
US Bank
Calamos Asset Management Inc. Retirement Plan      61,238    5.63
4000 W. Broadway Avenue
BC-MN-H24B
Robbinsdale, MN 55422-2212
(Owned of Record)

CONVERTIBLE FUND - CLASS R

Calamos Holdings LLC                                  5,285    100.00%
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS A

Charles Schwab Co.                              8,351,640   13.47%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4151
(Owned of Record)

Merrill Lynch & Co., Inc.                       7,334,492   11.83
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC6
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                   5,256,974    8.48
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Prudential Investment Management Service        3,149,968    5.08
FBO Mutual Fund Clients
Mail Stop NJ 05-11-20
100 Mulberry Street
3 Gateway Center 11th Floor
Newark, NJ 07102-4000
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS B

Merrill Lynch & Co., Inc.                         849,804   22.61%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97HC5
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                     398,512   10.60
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

Morgan Stanley DW                                 243,993    6.49
Attn: Mutual Fund Operations
2 Harborside Pl, 2nd Floor
Jersey City, NJ 07311
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS C

Merrill Lynch & Co., Inc.                          10,863,529      34.93%
For the Sole Benefit of its Customers
Attn.: Fund Admin-97KS6
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Citigroup Global Markets Inc.                       5,669,764      18.23
House Account
Attn.: Peter Booth
333 West 34th Street, Floor 7
New York, NY 10001-2402
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS I

NFS LLC FEBO                                          478,616      28.37%
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-2956
(Owned of Record)

US Bank                                               443,591      26.29
FBO Minnesota Power & Affiliated
Master Pension Trust
P.O. Box 1787
Milwaukee, WI 53201-1787
(Owned of Record)

NFS LLC FEBO                                          394,224      23.37
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563-2799
(Owned of Record)

NAP & Co.                                             116,369       6.90
1100 Abernathy Road
500 Northpark, Suite 400
Atlanta, GA 30328-5634
(Owned of Record)

MARKET NEUTRAL INCOME FUND - CLASS R

Calamos Holdings LLC                                    7,827     100.00%
Attn.:  Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

MULTI-FUND BLEND - CLASS B

Merrill Lynch & Co., Inc.                              59,242      17.61%
For the Sole Benefit of its Customers
Attn: Fund Admin-97HC3
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

MULTI-FUND BLEND - CLASS C

Merrill Lynch & Co., Inc.                             105,249      14.30%
For the Sole Benefit of its Customers
Attn: Fund Admin-97HC3
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

MULTI-FUND BLEND - CLASS I

NFS LLC FEBO                                            3,340      74.22%
US Bank
Calamos Asset Management Inc. Retirement Plan
800 Nicollett Mall
BC-MN-H24I
Minneapolis, MN 55402-7000
(Owned of Record)

Calamos Holdings LLC                                    1,000      21.83
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

MULTI-FUND BLEND - CLASS R

Calamos Holdings LLC                                    8,977     100.00%
Attn.:  Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

GLOBAL EQUITY FUND - CLASS A

Calamos Holdings LLC                             2,600,000                 86.10%
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

NFS LLC FEBO                                       279,159                  9.24
John P. Calamos Sr.
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

GLOBAL EQUITY FUND -- CLASS B

Calamos Holdings LLC                               100,000                 75.70%
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

GLOBAL EQUITY FUND -- CLASS C

Calamos Holdings LLC                               100,000                 83.83%
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

Pershing LLC                                         7,930                  6.65
PO Box 2052
Jersey City, NJ 07303-2052

GLOBAL EQUITY FUND - CLASS I

Calamos Holdings LLC                               100,000                 91.68%
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

NFS LLC FEBO                                         9,076                  8.32
US Bank
Calamos Asset Management Inc. Retirement Plan
800 Nicollet Mall
BC-MN-H24I
Minneapolis, MN 55402-7000
(Owned of Record)

GLOBAL EQUITY FUND - CLASS R

Calamos Holdings LLC                               100,000                100.00%
Attn.: Corporate Accounting
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

GOVERNMENT MONEY MARKET FUND - CLASS I

Calamos Growth Fund                            254,609,117                 46.72%
For the Sole Benefit of its Customers
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

Calamos Growth & Income Fund                    98,756,110                 18.12
For the Sole Benefit of its Customers
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

Calamos Market Neutral Income Fund              74,075,414                 13.59
For the Sole Benefit of its Customers
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

Calamos Convertible & High Income Fund          31,387,330                  5.76
For the Sole Benefit of its Customers
2020 Calamos Court
Naperville, IL 60563-2775
(Owned of Record)

     At May 31, 2007, the trustees and officers of the Trust as a group owned:
16.4% of the outstanding Class I shares of Growth Fund; 10.6% of the outstanding Class A shares of Value Fund; 3.4% of the outstanding Class A shares and 45.3% of the outstanding Class I shares of Blue Chip Fund; 4.0% of the outstanding Class A shares and 14.6% of the outstanding Class I shares of Global Growth and Income Fund; 1.4% of the outstanding Class A shares and 89.7% of the outstanding Class I shares of International Growth Fund; 23.4% of the outstanding Class I shares of Market Neutral Income Fund; 1.7% of the outstanding Class A shares and 9.1% of the outstanding Class I shares of High Yield Fund; 1.2% of the outstanding Class I shares of Convertible Fund; 9.2% of the outstanding Class A shares of Global Equity Fund; and less than one percent of the outstanding shares of each other class of each Fund.

                          CUSTODIAN AND TRANSFER AGENT

     The Bank of New York, 48 Wall Street, New York, New York 10286, is the custodian for the assets of each Fund. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

     U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for each Fund.

     Shares of any Fund may be purchased through certain financial service companies who are agents of the Funds for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company for its customers, the Fund may pay an annual fee of up to 0.10% of the accounts average annual net assets or up to $12 per account, determined on the basis of how the company charges, for shares held in Network Level III accounts. For shares held in sub-accounts, the Fund may pay an annual fee of: (a) for Class A Shares, up to 0.15% of the account's average annual net assets or up to $18 per account, determined on the basis of how the company charges, (b) for Class B and Class C Shares, up to 0.15% of the account's average annual net assets or up to $21 per account, determined on the basis of how the company charges, and (c) for Class I and R Shares, up to 0.15% of the account's average annual assets.

                 FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

     Under the arrangements with State Street Bank and Trust Company ("State Street") to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Funds. For the services rendered to the Funds, the Funds pay fees based on the Funds' combined managed assets ("Combined Assets") at the annual rate of 0.90% on the first $5 billion of Combined Assets, 0.75% on the next $5 billion, 0.50% on the next $5 billion and 0.35% on the Combined Assets in excess of $15 billion. Each Fund pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of the Fund.

     Calamos Advisors provides the following financial accounting services to the Funds: management of expenses and expense payment processing; monitoring of the calculation of expense accrual amounts for any fund and making of any necessary modifications; coordination of any expense reimbursement calculations and payment; calculation of yields on the Funds in accordance with the SEC's rules and regulations; calculation of net investment income dividends and capital gains distributions; calculation, tracking and reporting of tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparation of excise tax and fiscal year distributions schedules; preparation of tax information required for financial statement footnotes; preparation of state and federal income tax returns; preparation of specialized calculations of amortization on convertible securities; preparation of year-end dividend disclosure information; monitoring of trustee deferred compensation plan accruals and valuations; and preparation of Form 1099 information statements for board members and service providers. For providing those services, the Funds pay Calamos Advisors a monthly fee at the annual rate of 0.0175% on the first $1 billion of Combined Assets, 0.0150% on the next $1 billion, and 0.0110% on Combined Assets above $2 billion ("financial accounting service fee"). Each Fund pays its pro-rata share of the financial accounting service fee payable to Calamos Advisors based on relative managed assets of the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust's independent auditor and is located at 111 South Wacker Drive, Chicago, Illinois, 60606. Deloitte & Touche LLP audits and reports on the Funds' annual financial statements, and performs audit, audit-related and other services when approved by the Trust's audit committee. Ernst & Young LLP audited the Funds' annual financial statements for periods prior to the fiscal year ended March 31, 2006.

                               GENERAL INFORMATION

SHAREHOLDER INFORMATION

     Each Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). As of March 18, 1996, all shares of each Fund then outstanding were re-designated as Class A shares of that Fund. Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. As of the date of this Statement of Additional Information, the Trust has eleven series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

     Each Fund's shares of a given class are entitled to participate pro rata in any dividends and other distributions declared by the Fund's board of trustees with respect to shares of the Fund. All shares of the Fund of a given class have equal rights in the event of liquidation of that class.

     Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Funds that are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, because it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS

     Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

                              FINANCIAL STATEMENTS

     Effective June 29, 2006, the Trust changed its fiscal year end from March 31 to October 31. The Funds' financial statements for the fiscal period ended October 31, 2006 (except for those of Global Equity Fund and Total Return Bond Fund, which had not commenced operation as of October 31, 2006) are incorporated herein by reference from the Funds' annual report to shareholders. See the back cover of a Fund's prospectus for information on how to obtain the Trust's annual report to shareholders.

                      APPENDIX--DESCRIPTION OF BOND RATINGS

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P").

MOODY'S RATINGS

     Aaa--Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations that are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

     AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

     AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

     A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

     BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

     BB--B--CCC--CC AND C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


                                      A-2

                                                                    TRBSAI 06/07